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                                                                  EXHIBIT 10.6



                           MASTER REPURCHASE AGREEMENT



                                                   Dated as of March 26, 1997


Between:

BEAR STEARNS HOME EQUITY TRUST 1996-1

and

ROCK FINANCIAL CORPORATION


1.       APPLICABILITY

         From time to time the parties hereto may enter into transactions in which Rock Financial Corporation (herein referred to as "Seller") agrees to transfer to Bear Stearns Home Equity Trust 1996-1 ("Buyer") Mortgage Loans (as defined herein) against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Mortgage Loans at a date certain or on demand, against the transfer of funds by Seller. Each such transaction shall be referred to herein as a "Transaction" and shall be governed by this Agreement, as the same shall be amended from time to time.

2.       DEFINITIONS

         (a)  "A Quality Non-Conforming Mortgage Loans", Mortgage
Loans qualified under the relevant sections of the Rock Financial
Corporation Guide;

         (b) "Act of Insolvency", with respect to either Buyer or Seller, (i) the commencement by such party as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law, or such party seeking the appointment of a receiver, trustee, custodian or similar official for such party or any substantial part of its property, or (ii) the commencement of any such case or proceeding against such party, or another seeking such an appointment, or the filing against a party of an application for a protective decree under the provisions of the Securities Investor Protection Act of 1970, which (A) is consented to or not timely contested by such party,



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(B) results in the entry of an order for relief, such an appointment, the issuance of such a protective decree or the entry of an order having a similar effect, or (C) is not dismissed within 15 days, (iii) the making by a party of a general assignment for the benefit of creditors, or (iv) the admission in writing by a party of such party's inability to pay such party's debts as they become due;

         (c) "Additional Purchased Mortgage Loans", Mortgage Loans provided by Seller to Buyer pursuant to Paragraph 4(a) hereof;

         (d)  "B Quality Non-Conforming Mortgage Loans", Mortgage
Loans qualified under the relevant sections of the Rock Financial
Corporation Guide;

         (e) "Business Day", any day other than a Saturday, Sunday and any day on which banks located in the State of New York are authorized or required to close for business;

         (f) "Buyer's Margin Amount", with respect to any Transaction as of any date, the amount obtained by application of a percentage, agreed to by Buyer and Seller prior to entering into the Transaction and specified in the related Request/Confirmation, to the Repurchase Price for such Transaction as of such date;

         (g)  "C Quality Non-Conforming Mortgage Loans", Mortgage
Loans qualified under the relevant sections of the Rock Financial
Corporation Guide;

         (h)  "Custodian", the custodian named in the Custody
Agreement and any permitted successor thereto;

         (i) "Custody Agreement", the Custody Agreement among Buyer, Seller and the Custodian providing for the custody of records relating to the Purchased Mortgage Loans;

         (j)  "FNMA", the Federal National Mortgage Association;

         (k) "Income", with respect to any Mortgage Loan at any time, any principal thereof then due and payable and all payments of interest and other distributions thereon or proceeds thereof then due and payable;

         (l) "Loan Schedule", a schedule of Mortgage Loans identifying each Mortgage Loan by Seller's loan number, Mortgagor's name and address (including the state and zip code) of the mortgaged property, whether such Mortgage Loan is an A Quality Non-Conforming Mortgage Loan, a B Quality Non-Conforming Mortgage Loan or a C Quality Non-Conforming Loan, the outstanding principal amount as of a specified date, the initial interest rate borne by such Mortgage Loan, the original principal balance


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thereof, the current scheduled monthly payment of principal and interest, the maturity of the related Note, the property type, the occupancy status, the original term to maturity and whether or not the Mortgage Loan (including the related Note) has been modified; provided, however, that the items of information set forth on the Loan Schedule may be expanded or contracted by mutual agreement of Buyer and Seller.

         (m) "Margin Deficit", the meaning specified in Paragraph 4(a) hereof;

         (n) "Market Value", with respect to any Mortgage Loans as of any date, the fair market value of such Mortgage Loans on such date as reasonably determined in good faith by Buyer in accordance with its current practices for determining the fair market value of similar residential loans from time to time and at such times as it may elect in its sole discretion; provided, however, that a Market Value of zero shall be assigned to (i) any Mortgage Loan that has been delinquent for at least eighty-nine (89) days, (ii) any Mortgage Loan that has been subject to this Agreement for more than one hundred and eighty (180) days in aggregate or (iii) any Mortgage Loan with respect to which there is a breach of a representation or warranty made by Seller in this Agreement or the Custody Agreement that materially adversely affects Buyer's interests hereunder.

         (o) "Mortgage", the mortgage, deed of trust or other instrument creating a first or junior lien on an estate in fee simple interest in real property securing a Note;

         (p) "Mortgage File", the meaning specified in the Custody Agreement;

         (q) "Mortgage Loan", the mortgage loans secured by first liens on single family residential real property (including, without limitation, condominiums and planned unit developments) delivered to the Custodian pursuant to the Custody Agreement and shall be either A Quality Non-Conforming Mortgage Loans, B Quality Non-Conforming Mortgage Loans or C Quality Non-Conforming Mortgage Loans;

         (r) "Mortgaged Property", the property (real, personal or mixed) encumbered by the Mortgage which secures the Note evidencing a secured Mortgage Loan;

         (s) "Mortgagor", the obligor on a Note;

         (t) "Note", the Note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan;

         (u) "Price Differential", with respect to any Transaction hereunder as of any date, the aggregate amount obtained by daily


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application of the Pricing Rate for such Transaction to the Purchase Price for such Transaction on a 360 day per year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the date of determination (reduced by any amount of such Price Differential previously paid by Seller to Buyer with respect to such Transaction);

         (v) "Pricing Rate", the per annum percentage rate for determination of the Price Differential, which rate shall be specified in the related Request/Confirmation;

         (w) "Prime Rate", the prime rate of U.S. money center commercial banks as published in The Wall Street Journal;

         (x) "Purchase Date", the date with respect to each Transaction on which Purchased Mortgage Loans are sold by Seller to Buyer hereunder;

         (y) "Purchase Price", (i) on the Purchase Date, the price at which Purchased Mortgage Loans are sold by Seller to Buyer hereunder, and (ii) thereafter, such price decreased by the amount of any cash transferred by Seller to Buyer pursuant to Paragraph 4(a) hereof;

         (z) "Purchased Mortgage Loans", the Mortgage Loans sold by Seller to Buyer in a Transaction hereunder, and any Mortgage Loans substituted therefor in accordance with Paragraph 9 hereof. The term "Purchased Mortgage Loans" with respect to any Transaction at any time also shall include Additional Purchased Mortgage Loans delivered pursuant to Paragraph 4(a);

         (aa) "Qualified Subservicer", a subservicer engaged by Seller to service all or part of the Purchased Mortgage Loans that has been approved in writing by Buyer.

         (ab) "Replacement Mortgage Loans", the meaning specified in Paragraph 11(e)(ii) hereof;

         (ac) "Repurchase Date", the date on which Seller is to repurchase the Purchased Mortgage Loans from Buyer, including any date determined by application of the provisions of Paragraphs 3(e) or 11 hereof;

         (ad) "Repurchase Price", the price at which Purchased Mortgage Loans are to be resold by Buyer to Seller upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the Purchase Price and the Price Differential as of the date of such determination, increased by any amount determined by the application of the provisions of Paragraph 11 hereof;



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         (ae) "Request/Confirmation", the request and confirmation substantially in the form of Exhibit A hereto delivered pursuant to Paragraph 3 hereof;


         (af) "Rock Financial Corporation Guide", the Seller's origination procedures previously provided in writing to Buyer, as such guide may hereafter from time to time be amended with the written approval of Buyer;

         (ag) "Seller", Rock Financial Corporation.

3.       INITIATION; REQUEST/CONFIRMATION; TERMINATION; TRANSACTIONS
         OPTIONAL

         (a) Any agreement to enter into a Transaction shall be made in writing at the initiation of Seller. In the event that Seller desires to enter into a Transaction hereunder, Seller shall deliver to Buyer prior to 5:00 p.m., New York City time, on the Business Day prior to the proposed Purchase Date, a Request/Confirmation complete in every respect except for any terms to be completed by Buyer and the signature of an authorized representative of Buyer. Buyer shall, upon its receipt and approval thereof, promptly execute and return the signed Request/Confirmation to Seller.

         (b) The Request/Confirmation shall describe the Purchased Mortgage Loans in a manner satisfactory to Buyer (which may be by attaching a Loan Schedule thereto), identify Buyer and Seller and set forth (i) the Purchase Date, (ii) the Purchase Price, (iii) the Repurchase Date, unless the Transaction is to be terminable on demand, (iv) the Pricing Rate or Repurchase Price applicable to the Transaction, and (v) any additional terms or conditions of the Transaction mutually agreeable to Buyer and Seller.

         (c) Each Request/Confirmation shall be binding upon the parties hereto unless written notice of objection is given by the objecting party to the other party within one (1) Business Day after Buyer has delivered the completed Request/Confirmation to Seller.

         (d) In the event of any conflict between the terms of a Request/Confirmation and this Agreement, such Request/Confirmation shall prevail.

         (e) In the case of Transactions terminable upon demand, such demand shall be made by Buyer or Seller, no later than such time as is customary in accordance with market practice, by telephone or otherwise on or prior to the Business Day immediately preceding the day on which such termination will be effective. On the date specified in such demand, or on the date fixed for termination in the case of Transactions having a fixed


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term, termination of the Transaction will be effected by resale by Buyer to
Seller or its agent of the Purchased Mortgage Loans and any Income in respect thereof received by Buyer (and not previously credited or transferred to, or applied to the obligations of, Seller hereunder) against the transfer of the Repurchase Price to an account of Buyer.

         (f) Notwithstanding any provision of this Agreement or the Custody Agreement to the contrary, the initiation of each Transaction is subject to the approval of Buyer in its sole discretion. Buyer may, in its sole discretion, reject any Mortgage Loan from inclusion in a Transaction hereunder for any reason.

4.       MARGIN MAINTENANCE

         (a) If at any time the aggregate Market Value of all Purchased Mortgage Loans subject to all Transactions hereunder is less than the aggregate Buyer's Margin Amount for all such Transactions (a "Margin Deficit"), then Buyer may by notice to Seller require Seller in such Transactions, at Seller's option, to transfer to Buyer cash or additional Mortgage Loans reasonably acceptable to Buyer ("Additional Purchased Mortgage Loans"), so that the cash and aggregate Market Value of the Purchased Mortgage Loans, including any such Additional Purchased Mortgage Loans, will thereupon equal or exceed such aggregate Buyer's Margin Amount.

         (b) If the notice to be given by Buyer to Seller under subparagraph (a) above is given at or prior to 10:00 a.m. New York City time on a Business Day, Seller shall transfer cash or Additional Purchased Mortgage Loans to Buyer prior to the close of business in New York City on the date of such notice, and if such notice is given after 10:00 a.m. New York City time, Seller shall transfer cash or Additional Purchased Mortgage Loans prior to the close of business in New York City on the Business Day following the date of such notice.

         (c) Any cash transferred pursuant to this Paragraph shall be held by Buyer as though it were Additional Purchased Mortgage Loans and, unless Buyer shall otherwise consent, shall not reduce the Repurchase Price of the related Transaction.

5.       INCOME PAYMENTS

         Where a particular Transaction's term extends over an Income payment date on the Mortgage Loans subject to that Transaction, all payments and distributions, whether in cash or in kind, made on or with resect to the Purchased Mortgage Loans shall, unless otherwise mutually agreed by Buyer and Seller and so long as an Event of Default on the part of Seller shall not have occurred and be continuing, be paid directly to Seller by the related


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Mortgagor. Buyer shall not be obligated to take any action pursuant to the preceding sentence to the extent that such action would result in the creation of a Margin Deficit, unless prior thereto or simultaneously therewith Seller transfers to Buyer, at Buyer's option, cash or Additional Purchased Mortgage Loans sufficient to eliminate such Margin Deficit.

6.       SECURITY INTEREST

         Although the parties intend that all Transactions hereunder be sales and purchases and not loans, in the event any such Transactions are deemed to be loans, Seller shall be deemed to have pledged to Buyer as security for the performance by Seller of its obligations under each such Transaction, and shall be deemed to have granted to Buyer a security interest in, all of the Purchased Mortgage Loans with respect to all Transactions hereunder and all proceeds thereof. Seller shall pay all fees and expenses associated with perfecting such security interest including, without limitation, the cost of filing financing statements under the Uniform Commercial Code and recording assignments of mortgage as and when required by Buyer in its sole discretion. In the event that any such fees and expenses are incurred directly by Buyer, Seller shall promptly reimburse Buyer for such fees and expenses upon the presentation by Buyer to Seller of invoices or other documentation indicating the services rendered and the fees and expenses incurred.

7.       PAYMENT AND TRANSFER

         (a) Unless otherwise mutually agreed, all transfers of funds hereunder shall be in immediately available funds. All Mortgage Loans transferred by one party hereto to the other party shall be transferred by notice to the Custodian to the effect that the Custodian is now holding for the benefit of the transferee the related documents and assignment forms delivered to it under the Custody Agreement.


8.       SEGREGATION OF DOCUMENTS RELATING TO PURCHASED MORTGAGE LOANS

         All documents relating to Purchased Mortgage Loans in the possession of Seller shall be segregated on its books and records from other documents and securities in its possession and shall be identified as being subject to this Agreement. Ownership of all Purchased Mortgage Loans shall pass to Buyer and nothing in this Agreement shall preclude Buyer from engaging in repurchase transactions with the Purchased Mortgage Loans or otherwise pledging or hypothecating the Purchased Mortgage Loans, but no such transaction shall relieve Buyer of its obligations to resell and transfer Purchased Mortgage Loans to Seller pursuant to the terms hereof and no such transaction shall have a maturity date


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later than the Repurchase Date unless such transaction permits the substitution of collateral.

         Buyer hereby grants to Seller the right to perform in Buyer's stead under any repurchase, reverse repurchase, loan or similar transaction in which Buyer has sold, pledged or otherwise transferred the Mortgage Loans, in the event that Buyer has defaulted on its obligations to repurchase or accept redelivery of such Mortgage Loans in conformity with the terms of any such transaction and so long as an Event of Default under this Agreement by Seller shall not have occurred and be continuing. Buyer further acknowledges that each Mortgage Loan identified on a Loan Schedule and included in a Transaction hereunder is unique and identifiable on the date of the related Transaction and that an award of money damages would be insufficient to compensate Seller for the losses and damages incurred by Seller in the event of Buyer's failure to transfer and deliver the Mortgage Loans as provided in Paragraphs 3(e) or 11 hereof.

9.       SUBSTITUTION

         Seller may, subject to agreement with and acceptance by Buyer, substitute other Mortgage Loans for any Purchased Mortgage Loans. Such substitution shall be made by transfer to Buyer of such other Mortgage Loans and transfer to Seller of such Purchased Mortgage Loans. After substitution, the substituted Mortgage Loans shall be deemed to be Purchased Mortgage Loans.

10.      REPRESENTATIONS, WARRANTIES AND COVENANTS

         (a) Buyer and Seller each represents and warrants, and shall on and as of the Purchase Date of any Transaction be deemed to represent and warrant, to the other that:

            (i) it is duly authorized to execute and deliver this Agreement, to into the Transactions contemplated hereunder and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance;

            (ii) it will engage in such Transactions as principal (or, if agreed in writing in advance of any Transaction by the other party hereto, as agent for a disclosed principal);

            (iii) the person signing this Agreement on its behalf is duly authorized to do so on its behalf (or on behalf of any such disclosed principal);

            (iv) it has obtained all authorizations of any governmental body required in connection with this Agreement and the Transactions hereunder and such authorizations are in full force and effect; and


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                  (v) the execution, delivery and performance of this Agreement and the Transactions hereunder will not violate any law, ordinance, charter, by-law or rule applicable to it or any agreement by which it is bound or by which any of its assets are affected.

         (b) Seller represents and warrants to Buyer, and shall on and as of the Purchase Date of any Transaction be deemed to represent and warrant, as follows:

             (i) The documents disclosed by Seller to Buyer pursuant to this Agreement are either original documents or genuine and true copies thereof;

             (ii) Seller is a separate and independent corporate entity from the Custodian, Seller does not own a controlling interest in the Custodian either directly or through affiliates and no director or officer of Seller is also a director or officer of the Custodian;

             (iii) None of the Purchase Price for any Mortgage Loan will be used either directly or indirectly to acquire any security, as that term is defined in Regulation T of the Regulations of the Board of Governors of the Federal Reserve System, and Seller has not taken any action that might cause any Transaction to violate any regulation of the Federal Reserve Board;

             (iv) Each Mortgage Loan was underwritten in accordance with the written underwriting standards of Seller furnished by Seller to Buyer, and no change to such underwriting standards has occurred since the date of the last written revision to such standards was furnished to Buyer by Seller;

             (v) Seller shall be at the time it transfers to Buyer any Mortgage Loans for any Transaction the legal and beneficial owner of such Mortgage Loans, free of any lien, security interest, option or encumbrance; and

             (vi) Seller used no selection procedures that identified the Mortgage Loans relating to a Transaction as being less desirable or valuable than other comparable assets in Seller's portfolio on the related Purchase Date.

         (c) Seller makes the representations and warranties set forth at Exhibit B with respect to the Mortgage Loans as of the related Purchase Date.




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         (d) Seller covenants with Buyer, from and after the date hereof, as follows:

             (i) Seller shall immediately notify Buyer if an Event of Default shall have occurred;

             (ii) Seller shall deliver to Buyer a current Loan Schedule with respect to all Mortgage Loans subject to this Agreement with such frequency as Buyer may reasonably require; and

             (iii) Not withstanding any other provision of the Agreement, no Mortgage Loan shall be subject to this Agreement for more than 180 days in aggregate.


11.      EVENTS OF DEFAULT; EVENT OF TERMINATION

         (a) The following events shall constitute events of default (each an "Event of Default") hereunder with respect to Buyer or Seller, as applicable:

             (i) Seller fails to repurchase or Buyer fails to transfer Purchased Mortgage Loans upon the applicable Repurchase Date pursuant to the terms hereof;

             (ii) Seller or Buyer fails, after one (1) Business Day's notice, to comply with Paragraph 4 hereof;

             (iii) An Act of Insolvency occurs with respect to Seller or Buyer or any controlling entity thereof;

             (iv) Any representation or warranty made by Seller or Buyer shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated; provided, however, that in the case of representations and warranties made with respect to the Purchased Mortgage Loans, such circumstance shall not constitute an Event of Default if, after determining the Market Value of the Purchased Mortgage Loans without taking into account the Purchased Mortgage Loans with respect to which such circumstance has occurred, no other Event of Default shall have occurred and be continuing;

             (v) Any covenant shall have been breached in any material respect; provided, however, that in the case of covenants made with respect to the Purchased Mortgage Loans, such circumstance shall not constitute an Event of Default if, after determining the Market Value of the Purchased Mortgage Loans without taking into account the Purchased Mortgage Loans with respect to which such circumstance has


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         occurred, no other Event of Default shall have occurred and be continuing;

             (vi) Buyer shall have reasonably determined that Seller is or will be unable to meet its commitments under this Agreement, shall have notified Seller of such determination and Seller shall not have responded with appropriate information to the contrary to the satisfaction of Buyer within one (1) Business Day;

             (vii) This Agreement shall for any reason cease to create a valid, first priority security interest in any of the Purchased Mortgage Loans purported to be covered hereby;

             (viii) A final judgment by any competent court in the United States of America for the payment of money in an amount of at least $100,000 is rendered against Seller, and the same remains undischarged for a period of sixty (60) days during which execution of such judgment is not effectively stayed;

             (ix) Any event of default or any event which with notice, the passage of time or both shall constitute an event of default shall occur and be continuing under any repurchase or other financing agreement for borrowed funds or indenture for borrowed funds by which Seller is bound or affected shall occur and be continuing;

             (x) In the reasonable judgment of Buyer a material adverse change shall have occurred in the business, operations, properties, prospects or condition (financial or otherwise) of Seller;

             (xi) Seller shall be in default with respect to any normal and customary covenants under any debt contract or agreement, any servicing agreement or any lease to which it is a party, which default could materially adversely affect the financial condition of Seller (which covenants include, but are not limited to, an Act of Insolvency of Seller or the failure of Seller to make required payments under such contract or agreement as they become due);

             (xii) Seller shall fail to promptly notify Buyer of (i) the acceleration of any debt obligation or the termination of any credit facility with respect to which Seller is the debtor and involving an amount in excess of $1,000,000 (each a "Debt Obligation"); (ii) the amount and maturity of any such Debt Obligation assumed after the date hereof; (iii) the filing of any class action law suit naming Seller as a defendant or respondent; (iv) the filing of any law suit with an amount in controversy in excess of $1,000,000 naming Seller as a defendant or respondent; (v) the occurrence


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         adverse developments with respect to existing litigation involving
         Seller; and (vi) any other developments which might materially and adversely affect the financial condition of Seller;

             (xiii) Any Mortgage Loan shall have been subject to the Agreement or the Custody Agreement for more than 180 days in aggregate; or

             (xiv) Seller shall have failed to comply in any material respect with its obligations under the Custody Agreement.

         (b) If an Event of Default shall have occurred and be continuing, then, at the option of the nondefaulting party, exercised by written notice to the defaulting party (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an Act of Insolvency), the Repurchase Date for each Transaction hereunder shall be deemed immediately to occur.

         (c) In all Transactions in which the defaulting party is Seller, if Buyer is deemed to have exercised the option referred to in subparagraph (b) of this Paragraph, (i) Seller's obligations hereunder to repurchase all Purchased Mortgage Loans in such Transactions shall thereupon become immediately due and payable, (ii) to the extent permitted by applicable law, the Repurchase Price with respect to each such Transaction shall be increased by the aggregate amount obtained by daily application of (x) the greater of the Pricing Rate for such Transaction or the Prime Rate to (y) the Repurchase Price for such Transaction as of the Repurchase Date as determined pursuant to subparagraph (b) of this Paragraph (decreased as of any day by (A) any amounts retained by Buyer with respect to such Repurchase Price pursuant to clause (iii) of this subparagraph,
(B) any proceeds from the sale of Purchased Mortgage Loans pursuant to subparagraph (e)(i) of this Paragraph, and (C) any amounts credited to the account of Seller pursuant to subparagraph (f) of this Paragraph) on a 360 day per year basis for the actual number of days during the period from and including the date of the Event of Default giving rise to such option to but excluding the date of payment of the Repurchase Price as so increased, (iii) all Income paid after such exercise or deemed exercise shall be payable to and retained by Buyer applied to the aggregate unpaid Repurchase Prices owed by Seller, and (iv) Seller shall immediately deliver or cause the Custodian to deliver to Buyer any documents relating to Purchased Mortgage Loans subject to such Transactions then in Seller's possession.

         (d) In all Transactions in which the defaulting party is Buyer, upon tender by Seller of payment of the aggregate Repurchase Prices for all such Transactions, Buyer's right, title and interest in all Purchased Mortgage Loans subject to such


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Transactions shall be deemed transferred to Seller, and Buyer shall deliver or cause the Custodian to deliver all documents relating to such Purchased Mortgage Loans to Seller.

         (e) After one (1) Business Day's notice to the defaulting party (which notice need not be given if an Act of Insolvency shall have occurred, and which may be the notice given under subparagraph (b) of this Paragraph or the notice referred to in clause (ii) of the first sentence of subparagraph (a) of this Paragraph), the nondefaulting party may:

             (i) as to Transactions in which the defaulting party is Seller, (A) immediately sell on a servicing released or servicing retained basis as Buyer deems desirable, in a recognized market (in a commercially reasonable manner) at such price or prices as Buyer may deem satisfactory, any or all Purchased Mortgage Loans subject to such Transactions and apply the proceeds thereof to the aggregate unpaid Repurchase Prices and any other amounts owing by Seller hereunder or
         (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased Mortgage Loans, to give Seller credit for such Purchased Mortgage Loans in an amount equal to the Market Value therefor on such date against the aggregate unpaid Repurchase Prices and any other amounts owing by Seller hereunder; and

             (ii) as to Transactions in which the defaulting party is Buyer, (A) purchase mortgage loans of substantially the same type ("Replacement Mortgage Loans") having substantially the same outstanding principal amount, maturity and interest rate as any Purchased Mortgage Loans that are not transferred by Buyer to Seller as required hereunder or (B) in its sole discretion elect, in lieu of purchasing Replacement Mortgage Loans, to be deemed to have purchased Replacement Mortgage Loans at the price therefor on such date, calculated as the average of the prices obtained from three (3) nationally recognized registered broker/dealers that buy and sell mortgage loans of substantially the same type in the secondary market.

         (f) As to Transactions in which the defaulting party is Buyer, Buyer shall be liable to Seller (i) with respect to Purchased Mortgage Loans (other than Additional Purchased Mortgage Loans), for any excess of the price paid (or deemed paid) by Seller for Replacement Mortgage Loans therefor over the Repurchase Price for such Purchased Mortgage Loans and (ii) with respect to Additional Purchased Mortgage Loans, for the price paid (or deemed paid) by Seller for the Replacement Mortgage Loans therefor. In addition, Buyer shall be liable to Seller for interest on such remaining liability with respect to each such purchase (or deemed purchase) of Replacement Mortgage Loans from the date of such purchase (or deemed purchase) until paid in full


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by Buyer.  Such interest shall be at a rate equal to the greater of the Pricing
Rate for such Transaction or the Prime Rate.

         (g) For purposes of this Paragraph 11, and except as provided in Paragraph 11(f), the Repurchase Price for each Transaction hereunder in respect of which the defaulting party is Buyer shall not increase above the amount of such Repurchase Price for such Transaction determined as of the date of the exercise or deemed exercise by Seller of its option under subparagraph (b) of this Paragraph.

         (h) The defaulting party shall be liable to the nondefaulting party for the amount of all reasonable out-of-pocket legal or other expenses incurred by the nondefaulting party in connection with or as a consequence of an Event of Default, together with interest thereon at a rate equal to the greater of the Pricing Rate for the relevant Transaction or the Prime Rate. Expenses incurred in connection with an Event of Default shall include without limitation those costs and expenses incurred by the nondefaulting party as a result of the early termination of any repurchase agreement or reverse repurchase agreement entered into by the nondefaulting party in connection with the Transaction then in default.

         (i) The nondefaulting party shall have, in addition to its rights hereunder, any rights otherwise available to it under any other agreement or applicable law.

         (j) At the option of Buyer, exercised by forty-five (45) day's prior written notice to Seller, the Repurchase Date for any or all Transactions shall be deemed to immediately occur in the event that the senior debt obligations or short-term debt obligations of Bear Stearns Companies, Inc. shall be rated below the four highest generic grades (without regard to any pluses or minuses reflecting gradations within such generic grades) by any nationally recognized statistical rating organization.

         (k) The exercise by any party of remedies after the occurrence of an Event of Default shall be conducted in a commercially reasonable manner.

12.      SERVICING OF THE PURCHASED MORTGAGE LOANS

         (a) The parties hereto agree and acknowledge that, notwithstanding the purchase and sale of the Purchased Mortgage Loans contemplated hereby, Seller shall service, or cause a Qualified Subservicer to service, the Purchased Mortgage Loans for the benefit of Buyer and, if Buyer shall exercise its rights to sell the Purchased Mortgage Loans pursuant to this Agreement prior to the related Repurchase Date, Buyer's assigns; provided, however, that the obligation of Seller to service, directly or indirectly, Purchased Mortgage Loans for the benefit of Buyer as aforesaid shall cease upon the payment to Buyer of the Repurchase Price therefor. Seller shall remain responsible to Buyer for the servicing of the Purchased Mortgage Loans without diminution by reason of Seller's having engaged one or more Qualified Subservicers.

         (b) Seller shall service and administer the Purchased Mortgage Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing which Seller may deem necessary or desirable and consistent with the terms of this Agreement, and shall retain all principal prepayments and Income received by Seller with respect to such Purchased Mortgage Loans pursuant to the terms hereof. Seller, in administering and servicing the Purchased Mortgage Loans, shall employ procedures (including collection procedures) and exercise the same care it customarily employs and exercises in servicing and administering the same type of mortgage loans for its own account, in accordance with accepted residential mortgage loan servicing practices of prudent lending institutions and giving due consideration to Buyer's reliance on Seller. Seller will provide Buyer with monthly reports, in a form substantially similar to FNMA's standard form of remittance report and reasonably acceptable to Buyer, with respect to all Purchased Mortgage Loans then involved in any Transaction hereunder.

         (c) Buyer may, in its sole discretion if an Event of Default shall have occurred and be continuing, without payment of any termination fee or any other amount to Seller or any Qualified Subservicer, (i) sell the Mortgage Loans on a servicing released basis or (ii) terminate Seller or any Qualified Subservicer as the servicer of the Purchased Mortgage Loans with or without cause.

13.      SINGLE AGREEMENT

         Buyer and Seller acknowledge that, and have entered hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other. Accordingly, each of Buyer and Seller agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that each of them shall be entitled to set off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder and
(iii) that payments, deliveries and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.

14.      NOTICES AND OTHER COMMUNICATIONS

         Except as otherwise expressly provided herein, all such notices or communications shall be in writing (including, without limitation, telegraphic, facsimile or telex communication) or confirmed in writing and such notices and other communications shall, when mailed, telegraphed, communicated by facsimile transmission or telexed, be effective when received at the address for notices for the party to whom such notice or communications is to be given as follows:

         if to Seller:

                  Rock Financial Corporation
                  30600 Telegraph Road, 4th Floor
                  Bingham Farms, MI 48025
                  Attn: Frank Plenskofski
                  (810) 540-8000
                  (810) 258-6455



         if to Buyer:

                  Bear Stearns Home Equity Trust 1996-1
                  c/o Bear Stearns Mortgage Capital Corporation
                  245 Park Avenue
                  New York, New York  10167
                  Attn: John Garzone
                  Telephone:  (212) 272-3853
                  Telecopy:  (212) 272-2053

Notwithstanding the foregoing, however, any notice sent by facsimile transmission shall be deemed to be received when transmitted so long as the transmitting machine has provided an electronic confirmation of such transmission, and provided further, however, that all financial statements delivered shall be hand-delivered or sent by first-class mail. Either party may revise any information relating to it by notice in writing to the other party, which notice shall be effective on the third business day following receipt thereof.

15.      PAYMENT OF EXPENSES

         Seller shall pay on demand all reasonable fees and expenses (including, without limitation, the fees and expenses for legal services of any kind whatsoever) incurred by Buyer or the Custodian in connection with this Agreement and the Custody Agreement and the transactions contemplated hereby and thereby, whether or not any Transactions are entered into hereunder, including, by way of illustration and not by way of limitation, the fees and expenses incurred in connection with (i) the preparation, reproduction and distribution of this Agreement and the Custody Agreement and any opinions of counsel, certificates of officers or other documents contemplated by the aforementioned agreements and
(ii) any Transaction under this Agreement; provided, however, that Seller shall not be required to pay the fees and expenses of Buyer incurred as a result of Buyer's default under this Agreement; and provided further, however, that Seller shall not be required to pay the fees and expenses of Buyer in excess of $15,000. The obligation of Seller to pay such fees and expenses incurred prior to or in connection with the termination of this Agreement shall survive the termination of this Agreement.

16.      OPINIONS OF COUNSEL

         Seller shall, on the Purchase Date of the first Transaction hereunder and, upon the request of Buyer, on the Purchase Date of any subsequent Transaction, cause to be delivered to Buyer, with reliance thereon permitted as to any person or entity that purchases the Mortgage Loans from Buyer in a repurchase transaction, a favorable opinion of counsel with respect to the matters set forth in Exhibit C hereto, in form and substance acceptable to Buyer and its counsel.

17.      FURTHER ASSURANCES; ADDITIONAL INFORMATION

         (a) Seller shall promptly provide such further assurances or agreements as Buyer may reasonably request in order to effect the purposes of this Agreement.

         (b) At any reasonable time, Seller shall permit Buyer, its agents or attorneys, at Buyer's expense, to inspect and copy any and all documents and data in its possession pertaining to each Purchased Mortgage Loan that is the subject of such Transaction. Such inspection shall occur upon the request of Buyer at a mutually agreeable location during regular business hours and on a date not more than two (2) Business Days after the date of such request.

         (c) Seller agrees to provide Buyer or its agents, from time to time, with such information concerning Seller of a financial or operational nature as Buyer may reasonably request.

         (d) Seller shall provide Buyer or its agents, with copies of all filings made by or on behalf of Seller or any entity that controls Seller, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, promptly upon making such filings.

18.      BUYER AS ATTORNEY-IN-FACT

         After the occurrence and during the continuation of an Event of Default, Buyer will automatically be appointed the attorney-in-fact of Seller for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments that Buyer may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact will be irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Buyer shall have the right and power during the occurrence and continuation of any Event of Default to receive, endorse and collect all checks made payable to the order of Seller representing any payment on account of the principal of or interest on any of the Purchased Mortgage Loans and to give full discharge for the same.

19.      APPOINTMENT OF AGENT

         Buyer hereby appoints Bear Stearns Mortgage Capital Corporation as its agent for purposes of issuing Requests/Confirmations, determining Market Value, exercising Buyer's rights under any margin maintenance provision of this Agreement and such other purposes as Buyer may direct. The appointment of such agent shall not relieve Buyer of its obligations hereunder.

20.      WIRE INSTRUCTIONS

         (a) Any amounts to be transferred by Buyer to Seller hereunder shall be sent by wire transfer in immediately available funds to the account of Seller identified in the Request/Confirmation for the related Transaction.

         (b) Any amounts to be transferred by Seller to Buyer hereunder shall be sent by wire transfer in immediately available funds to the account of Buyer at:

                  FNB Chicago/Bear Stearns MBS
                  ABA #: 071-000-013
                  Attn.: John Garzone
                  Acct.: 5801230

         (c) Amounts received after 3:00 p.m., New York City time, on any Business Day shall be deemed to have been paid and received on the next succeeding Business Day.

21.      ENTIRE AGREEMENT; SEVERABILITY

         This Agreement shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

22.      NON-ASSIGNABILITY; TERMINATION

         (a) The rights and obligations of the parties under this Agreement and under any Transaction shall not be assigned by either party without the prior written consent of the other party. Subject to the foregoing, this Agreement and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

         (b) This Agreement and all Transactions outstanding hereunder shall terminate automatically without any requirement for notice on the date occurring three hundred and sixty-four (364) days after the date as of which this Agreement is entered into; provided, however, that this Agreement and any Transaction outstanding hereunder may be extended by mutual agreement of Buyer and Seller; and provided further, however, that no such party shall be obligated to agree to such an extension.


23.      COUNTERPARTS

         This Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

24.      GOVERNING LAW

         This Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of law principles thereof.

25.      NO WAIVERS, ETC.

         No express or implied waiver of any Event of Default by either party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto. Without limitation on any of the foregoing, the failure to give a notice pursuant to subparagraph 4(a) hereof will not constitute a waiver of any right to do so at a later date.

26.      USE OF EMPLOYEE PLAN ASSETS

         (a) If assets of an employee benefit plan subject to any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") are intended to be used by either party hereto (the "Plan Party") in a Transaction, the Plan Party shall so notify the other party prior to the Transaction. The Plan Party shall represent in writing to the other party that the Transaction does not constitute a prohibited transaction under ERISA or is otherwise exempt therefrom, and the other party may proceed in reliance thereon but shall not be required so to proceed.

         (b) Subject to the last sentence of subparagraph (a) of this Paragraph, any such Transaction shall proceed only if Seller furnishes or has furnished to Buyer its most recent available audited statement of its financial condition and its most recent subsequent unaudited statement of its financial condition.

         (c) By entering into a Transaction pursuant to this Paragraph, Seller shall be deemed (i) to represent to Buyer that since the date of Seller's latest such financial statements, there has been no material adverse change in Seller's financial condition which Seller has not disclosed to Buyer, and (ii) to agree to provide Buyer with future audited and unaudited statements of its financial condition as they are issued, so long as it is a Seller in any outstanding Transaction involving a Plan Party.

27.      INTENT

         (a) The parties intend and acknowledge that each Transaction is a "repurchase agreement" as that term is defined in Section 101 of Title 11 of the United States Code, as amended (except insofar as the type of Mortgage Loans subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a "securities contract" as that term is defined in
Section 741 of Title 11 of the United States Code, as amended.

         (b) It is understood that either party's right to liquidate Mortgage Loans delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Paragraph 11 hereof, is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title 11 of the United States Code, as amended.

28.      LIMITED ROLE OF TRUSTEE; SUCCESSOR TRUSTEE

         (a) The execution and delivery of this Agreement by the undersigned Trustee is solely and strictly in its capacity as Trustee under that certain Trust Agreement dated as of March 29, 1996 (the "Trust Agreement") by and between State Street Bank and

Trust Company of California, N.A., (the "Trustee") and Bear Stearns Mortgage Capital Corporation, as Depositor (the "Depositor"), and not individually, and has been undertaken at the direction of the Depositor pursuant to the terms of the Trust Agreement. It is hereby expressly acknowledged that any obligations, liabilities, covenants, duties, representations and warranties hereunder are those of Buyer only and not of the Trustee. There shall be no individual or corporate liability against or on the part of the Trustee (or any of its officers, directors or employees) under this Agreement, and there shall be no recourse against the Trustee in its individual or corporate capacity (or any of its directors, officers or employees) or against any of its properties or assets, for recovery of or as a result of any claim, debt, liability or obligation (whether of payment or performance) of or against Buyer under or pursuant to this Agreement (whether arising out of or relating to any covenant, agreement, representation or warranty, or otherwise). Recourse against Buyer for any claims, liabilities, debts or obligations under this Agreement is limited to the trust established by the Trust Agreement. Bear Stearns Mortgage Capital Corporation, as the depositor and owner of 100% of the equity of the trust established under the Trust Agreement, is liable for all fees, expenses, taxes, indemnity payments and other liabilities of the trust.

         (b) With regard to Section 22(a) hereof, Seller hereby acknowledges and consents that any and all rights and remedies of Buyer under this Agreement shall automatically transfer to and vest in any successor trustee under the Trust Agreement in the event of the removal or resignation of the Trustee as trustee thereunder.

29.      DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS

         The parties acknowledge that they have been advised that:

                  (a) in the case of Transactions in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission ("SEC") under Section 15 of the Securities Exchange Act of 1934 ("1934 Act"), the Securities Investor Protection Corporation has taken the position that the provisions of the Securities Investor Protection Act of 1970 ("SAPPY") do not protect the other party with respect to any Transaction hereunder;

                  (b) in the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SAPPY will not provide protection to the other party with respect to any Transaction hereunder; and

                  (c) in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation, the Federal Savings and Loan Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable.


BEAR STEARNS HOME EQUITY TRUST 1996-1       ROCK FINANCIAL
By:  State Street Bank and Trust            CORPORATION
     Company of California, N.A.,
     as Trustee solely and not
     individually

By /s/                              By /s/
  ----------------------------        --------------------------
Title                               Title
     -------------------------           -----------------------
Date                                Date
    --------------------------          ------------------------

                                                                     EXHIBIT A
                              REQUEST/CONFIRMATION

TO:      Rock Financial Corporation
         ____________________________
         ____________________________
         Attention: _________________

FROM:             Bear Stearns Home Equity Trust 1996-1

RE:               Request/Confirmation under Master Repurchase
                  Agreement, dated as of March __, 1997 between Bear Stearns Home Equity Trust 1996-1 and Rock
                  Financial Corporation


Bear Stearns Home Equity Trust 1996-1 ("Buyer") is pleased to confirm your sale and its purchase of the Mortgage Loans described below and listed on the attached Loan Schedule pursuant to the above-referenced Master Repurchase Agreement under the following terms and conditions:

                                                                Additional

ORIG. PRINCIPAL AMOUNT OF MORTGAGE LOANS:                       ________

CURRENT PRINCIPAL AMOUNT OF MORTGAGE LOANS:                     ________

PURCHASE DATE:                                                  ________

REPURCHASE DATE:                                                ________

PURCHASE PRICE:                                                 ________

PRICING RATE:                                                   ________

MINIMUM REQUIRED MARGIN PERCENTAGE:                             ________

PRICE DIFFERENTIAL DUE DATE:                                    ________

Wire transfer instructions of Rock Financial Corporation:
                  Bank Name: __________
                  ABA No.: ____________
                  Account No.: ________
                  Attention: __________
                  Reference: __________

The Master Repurchase Agreement is incorporated by reference into this Request/Confirmation and made a part hereof as if it were fully set forth herein. All capitalized terms used herein but not otherwise defined shall have the meanings specified in the Master Repurchase Agreement.

                                         BEAR STEARNS HOME EQUITY TRUST 1996-1

                                         By: Bear Stearns Mortgage Capital
                                                  Corporation, as agent

                                         BY: _______________________________
                                         NAME: _____________________________
                                         TITLE: ____________________________

                                                                    EXHIBIT B


                         REPRESENTATIONS AND WARRANTIES
                    RELATING TO THE PURCHASED MORTGAGE LOANS


         (a) Mortgage Loan Information. The information with respect to each Mortgage Loan set forth in the Loan Schedule is true and correct in all material respects as of the date specified on such Loan Schedule.

         (b) Delivery of Mortgage Loan Documents. All of the original or certified documentation required to be delivered to the Custodian on or prior to the related Purchase Date or as otherwise provided in this Agreement has or will be so delivered.

         (c) Payments Current. No scheduled payments on the Mortgage Loans are delinquent eighty-nine (89) days or more based on the terms under which the related Mortgage Loans have been made. Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than Buyer, directly or indirectly, for the payment of any amount required by any Mortgage Loan.

         (d) No Waiver or Modification. The terms of each Note and Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments reflected in the Custodian's Mortgage Loan File and no provision of any Mortgage or Note has been "whited out" or erased unless such modification has been initialed by each of the parties to the related Mortgage Loan. No instrument of waiver, alteration, modification or assumption has been executed except for the instruments that are part of the Mortgage File and the terms of which are reflected in the Mortgage File.

         (e) No Defenses. No Note or Mortgage is subject to any set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Note or Mortgage, or the exercise of any right thereunder, render such Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and to the best of Seller's knowledge, no such right of rescission, set-off, counterclaim or defense has been asserted in any proceeding or was asserted in any state or federal bankruptcy or insolvency proceeding at the time the related Mortgage Loan was originated.

         (f) Compliance with Laws. Any and all requirements of any federal, state or local law applicable to each Mortgage Loan have been complied with including, without limitation, all consumer, usury, truth-in-lending, consumer credit protection, equal credit opportunity or disclosure laws applicable to each Mortgage Loan; each Mortgage Loan was originated in compliance with all applicable laws and no fraud or misrepresentation was committed by any Person in connection therewith; any Mortgage Loan originated in the State of Texas, was originated pursuant to Chapter 6 of the Texas Consumer Credit Code.

         (g) No Satisfaction or Release of Lien. No Mortgage has been satisfied, canceled, subordinated or rescinded, in whole or in part. No Mortgaged Property has been released from the lien of the related Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission, other than the subordination of the lien of a Mortgage securing a Mortgage Loan, with respect to which a related superior lien was released in connection with the refinancing of the mortgage loan relating to such superior lien.

         (h) Valid Lien. Each Note is secured by a Mortgage and each Mortgage is or creates a valid, subsisting and enforceable lien on the related Mortgaged Property, including, in the case of a Mortgage securing a property improvement loan, the land and all buildings on the Mortgaged Property.

         (i) Validity of Mortgage Loan Documents. Each Note and each Mortgage is genuine and each is the legal, valid and binding obligation of the related Mortgagor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights in general and by general principles of equity. All parties to each Note and each Mortgage had legal capacity at the time to enter into the related Mortgage Loan and to execute and deliver such Note and Mortgage, and such Note and Mortgage have been duly and properly executed by such parties.

         (j) Full Disbursement of Proceeds. The proceeds of each Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, all costs, fees and expenses incurred in making or closing each Mortgage Loan and the recording of the Mortgage were disbursed, the Mortgagor is not entitled to any refund of any amounts paid or due under the Note or any related Mortgage and any and all requirements set forth in the related Mortgage Loan documents have been complied with.

         (k) Ownership. Immediately prior to the conveyance thereof to Buyer, Seller had good and marketable title to each Mortgage Loan, Note and Mortgage, was the sole owner thereof and had full right to sell each Mortgage Loan, Note and Mortgage to Buyer and upon the conveyance thereof by Seller to Buyer, Buyer became the sole owner of each Mortgage Loan, Note and Mortgage free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

         (l) No Defaults. Except with respect to any delinquent scheduled payment which is not more than eighty-nine (89) days delinquent as of the applicable Purchase Date, there is no default, breach, violation or event of acceleration existing under any Mortgage or any Note and, to the best of Seller's knowledge, there is no event which, with the passage of time or with notice and/or the expiration of any grace or cure period, would constitute such a default, breach, violation or event of acceleration and neither Seller nor its predecessors have waived any such default, breach, violation or event of acceleration, except as set forth in an instrument of waiver, alteration, modification or assumption that is included in the Mortgage File.

         (m) No Condemnation or Damage. To the best of Seller's knowledge, the physical condition of each Mortgaged Property has not deteriorated since the date of origination of the related Mortgage Loan (normal wear and tear excepted) and there is no proceeding pending for the total or partial condemnation of any Mortgaged Property.

         (n) Mortgage Remedies Adequate. Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise, by judicial foreclosure.

         (o) Underwriting of Mortgage Loans. Each Mortgage Loan has been underwritten by the originator thereof in accordance with such originator's then current underwriting guidelines.

         (p) Terms of Mortgage Loans. Each Note has an original term to maturity of not less than __ months nor more than __ years and __ days from the date of origination; each Note is payable in monthly installments of principal and interest, with interest payable in arrears, and requires a monthly payment which is sufficient to amortize the original principal balance over the original term and to pay interest at the related interest rate borne by the Note; and no Note provides for any extension of the original term.

         (q) Security. No Note is, or has been, secured by any collateral except the lien of the related Mortgage.

         (r) Deed of Trust. If a Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves as such and is named in the Mortgage, or a valid substitution of trustee has been recorded or may be recorded and no extraordinary fees or expenses are, or will become, payable by Seller to the trustee under the deed of trust, except in connection with default proceedings and a trustee's sale after default by the related Mortgagor.

         (s) Value. Except with respect to conditions and circumstances expressly permitted pursuant to the applicable underwriting guidelines, Seller has no knowledge of any conditions or circumstances (that are not reflected in the Mortgage File or in the files of the related servicer) that could reasonably be expected to materially and adversely affect the value of the related Mortgaged Property with respect to any Mortgage Loan.

         (t) Servicing Practices. Each Mortgage Loan has been serviced in accordance with all applicable laws and, to the best of Seller's knowledge, no fraud or misrepresentation was committed by any Person in connection therewith.

         (u) No Bulk Transfer. The sale, transfer, assignment, conveyance and grant of the Notes and the Mortgages by Seller to Buyer were not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

         (aa) Relief Act Matters. No Mortgagor has notified Seller, and Seller has no knowledge of any relief requested or allowed to an Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940.

         (bb) Selection Criteria. The Mortgage Loans were not selected by Seller for sale to Buyer on any basis intended to adversely affect Buyer.

         (cc) REMIC Qualification. With respect to each Mortgage Loan, either:
         (i) the original principal balance of the Mortgage Loan as of the date of origination thereof was less than 125% of the value of the Mortgaged Property attributable to only the real property securing such Mortgage Loan less the amount of all indebtedness secured by such Mortgaged Property which is senior or pari passu with the lien of such Mortgage Loan; or (ii) substantially all of the proceeds of such Mortgage Loan were used to acquire or to improve or protect an interest in real property that, at the date of origination of such Mortgage Loan, was the only security therefor.

                                                                     EXHIBIT C

                OPINION OF COUNSEL TO ROCK FINANCIAL CORPORATION


         1. Rock Financial Corporation ("Seller) is duly organized and validly existing as a corporation in good standing under the laws of the State of __________ and has power and authority to enter into and perform its obligations under this Agreement and the Custody Agreement. Seller is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of Seller and its subsidiaries, considered as a whole.

         2. This Agreement and the Custody Agreement have each been duly authorized, executed and delivered by Seller, and each constitutes a valid and legally binding obligation of Seller enforceable against Seller in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights generally and to general equity principles.

         3. No consent, approval, authorization or order of any state or federal court or government agency or body is required to be obtained by Seller for the consummation of the transactions contemplated by this Agreement or the Custody Agreement.

         4. The consummation of any of the transactions contemplated by this Agreement and the Custody Agreement will not conflict with, result in a breach of, or constitute a default under the articles of incorporation or bylaws of Seller or the terms of any indenture or other agreement or instrument known to us to which Seller is party or bound, or any order known to such counsel to be applicable to Seller or any regulations applicable to Seller, of any state or federal court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over Seller.

         5. There is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving Seller or relating to the transaction contemplated by this Agreement or the Custody Agreement which, if adversely determined, would have a material adverse effect on Buyer.

         6. Seller is duly registered as a finance company in each state in which Mortgage Loans were originated, to the extent such registration is required by applicable law.

         7. Each Mortgage Loan will have been endorsed in a manner which satisfies any requirement of endorsement in order to transfer all right, title and interest in and to that Mortgage Loan from Seller to Buyer. Each assignment of Mortgage related to each such Mortgage Loan is in recordable form and is sufficient under applicable law to validly and effectively transfer all right, title and interest of Seller to Buyer. This Agreement together with (a) the delivery of such related Mortgage Loans to Custodian, (b) the endorsement of such Mortgage Loans to Buyer and (c) the delivery of the assignments of Mortgages related to the Mortgage Loans to the Custodian in recordable form assigning such Mortgages to Buyer, creates a valid, perfected security interest in such Mortgage Loans in favor of Buyer. Such security interest will have the same priority and will be subject to the same security interests and liens as apply to such Mortgage Loans in the hands of Seller.

                               CUSTODY AGREEMENT


                                     among


                           ROCK FINANCIAL CORPORATION
                                     Seller


                     BEAR STEARNS HOME EQUITY TRUST 1996-1,
                                     Buyer


                                      and


                                 COMERICA BANK
                                  as Custodian


                           Dated as of March 26, 1997

                               TABLE OF CONTENTS



                                                                                                   Page
RECITALS     ....................................................................................   1

SECTION 1.   Definitions.........................................................................   1

SECTION 2.   Delivery of Mortgage Files to Custodian.............................................   4

SECTION 3.   The Custodian's Receipt, Examination and
                   Certification of Mortgage Files and
                   Issuance of Trust Receipt ....................................................   6

SECTION 4.   Possession of Mortgage Files .......................................................   8

SECTION 5.   Release of Custodian's Mortgage Files for Servicing.................................   10

SECTION 6.   Review and Deposit of Additional Mortgage Loans.....................................   10

SECTION 7.   Waiver by the Custodian.............................................................   11

SECTION 8.   Right of Inspection by Buyer and Third Persons .....................................   11

SECTION 9.   Custodian's Fees and Expenses.......................................................   11

SECTION 10.  Termination of Agreement ...........................................................   12

SECTION 11.  Resignation and Removal of Custodian. ..............................................   12

SECTION 12.  Limitation on Obligations of the Custodian .........................................   14

SECTION 13.  Notices ............................................................................   15

SECTION 14.  No Assignment or Delegation by the Custodian .......................................   15

SECTION 15.  Controlling Law ....................................................................   15

SECTION 16.  Agreement for the Exclusive Benefit of


             Parties ...........................................................................   16

SECTION 17.  Entire Agreement ..................................................................   16

SECTION 18.  Exhibits. .........................................................................   16

SECTION 19.  Indulgences, Not Waivers ..........................................................   16

SECTION 20.  Titles Not to Affect Interpretation ...............................................   16

SECTION 21.  Provisions Separable...............................................................   16

SECTION 22.  Representations and Warranties of the Custodian ...................................   17

SECTION 23.  Limited Role of Trustee; Successor Trustee.........................................   18

SECTION 24.  Counterparts.......................................................................   19

EXHIBITS

EXHIBIT A -                   LETTER OF TRANSMITTAL ............................................  A-1
EXHIBIT B -                   NOTICE TO THE CUSTODIAN ..........................................  B-1
EXHIBIT C -                   TRUST RECEIPT ....................................................  C-1
EXHIBIT D -                   NOTICE OF TERMINATION ............................................  D-1
EXHIBIT E -                   NOTICE OF DEFAULT CERTIFICATE ....................................  E-1
EXHIBIT F -                   LETTER TO CUSTODIAN RE:  BUYER'S TRUST RECEIPT ...................  F-1
EXHIBIT G -                   LETTER TO CUSTODIAN RE:  ENDORSEE'S TRUST RECEIPT.................  G-1
EXHIBIT H -                   REQUEST FOR RELEASE OF DOCUMENTS .................................  H-1
EXHIBIT I -                   CONFIRMATION OF RESALE AND RECEIPT ...............................  I-1

     THIS CUSTODY AGREEMENT entered into as of March 26, 1997, by and among ROCK FINANCIAL CORPORATION (herein referred to as "Seller"), BEAR STEARNS HOME EQUITY TRUST 1996-1 ("Buyer"), and COMERICA BANK (the "Custodian"), recites and provides:

                                    RECITALS

     Seller and Buyer have entered into a Master Repurchase Agreement dated as of March 26, 1997 and a Request/Confirmation between Seller and Buyer with respect to each transaction thereunder. The Master Repurchase Agreement and the Request/Confirmations are hereinafter referred to collectively as the "Repurchase Agreement."

     Seller is obligated to service the Mortgage Loans pursuant to the terms and conditions of the Repurchase Agreement.

     Seller desires to deposit with the Custodian all Notes and Mortgages evidencing the Mortgage Loans, together with the other documents included in the Mortgage Files related to the Mortgage Loans, to be held by the Custodian as custodian for Buyer and its assigns until otherwise instructed by Buyer, all in connection with transactions under the Repurchase Agreement (each a "Transaction").

     Buyer may transfer its interest in the Mortgage Loans to one or more Third Persons and the Custodian shall act as custodian for such Third Persons.

     Custodian desires and is able to perform the duties and obligations as custodian for Buyer as set forth herein.

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, and for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. For the purposes of this Agreement, the following terms shall have the indicated meanings unless the context or use indicates another or different meaning and intent, the definitions of such terms are equally applicable to the singular and the plural forms of such terms, the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section or other subdivision, and section references refer to sections of this Agreement. All terms used herein and not defined shall have the respective meanings set forth in the Repurchase Agreement.

     "A Quality Non-Conforming Mortgage Loans" shall refer to Mortgage Loans qualified under the relevant sections of the Rock Financial Corporation Guide.
     "Agreement" shall mean this Custody Agreement, as supplemented or amended from time to time.

     "B Quality Non-Conforming Mortgage Loans" shall refer to Mortgage Loans qualified under the relevant sections of the Rock Financial Corporation Guide;

     "Business Day" shall mean any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the States of New York, Michigan or the Commonwealth of Massachusetts or any day on which a bank located in the States of New York, Michigan or the Commonwealth of Massachusetts or the New York Stock Exchange is authorized or permitted to close for business.

     "C Quality Non-Conforming Mortgage Loans" shall refer to Mortgage Loans qualified under the relevant sections of the Rock Financial Corporation Guide;

     "Custodial Register" shall mean the register maintained by Custodian pursuant to Section 4(f), which reflects as to each Mortgage Loan the Person to whom the related Trust Receipt has been issued.

     "Custodian" shall mean COMERICA BANK, or its successor custodian.

     "Lender" shall mean the original lender as set forth in the Note, or any successor or assignee under such Note.

     "Loan Number" shall have the meaning set forth in Section 2(a) of this Agreement.

     "Loan Schedule" shall mean a schedule of Mortgage Loans identifying each Mortgage Loan by Seller's loan number, Mortgagor's name and address (including the state and zip code) of the mortgaged property, whether such Mortgage Loan is an A Quality Non-Conforming Mortgage Loan, a B Quality Non-Conforming Mortgage Loan or a C Quality Non-Conforming Mortgage Loan, the outstanding principal amount as of a specified date, the initial interest rate borne by such Mortgage Loan, the original principal balance thereof, the current scheduled monthly payment of principal and interest, the maturity of the related Note, the property type, the occupancy status, the original term to maturity and whether or not the Mortgage Loan (including the related Note) has been modified; provided, however, that the items of information set forth on the Loan Schedule may be expanded or contracted by mutual agreement of Buyer and Seller.

     "Mortgage" means the mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing the Note.


     "Mortgage Assignment" shall mean an assignment of the Mortgage in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage.

     "Mortgage File" shall have the meaning set forth in Section 2(b) hereof.

     "Mortgage Loan" shall mean the mortgage loans secured by first or second liens on single family residential real property (including, without limitation, condominiums and planned unit developments), delivered to the Custodian pursuant to this Agreement, and shall be either A Quality Non-Conforming Mortgage Loans, B Quality Non-Conforming Mortgage Loans or C Quality Non-Conforming Mortgage Loans.

     "Mortgaged Property" shall mean the real property securing repayment of a Mortgage Loan.

     "Mortgagor" shall mean the obligor on a Note.

     "Note" shall mean any promissory note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

     "Notice Loan Schedule" shall have the meaning set forth in Section 4(b) of this Agreement.

     "Notice of Termination" shall mean the notice substantially in the form of Exhibit D hereto.

     "Officer's Certificate" shall mean a certificate signed by (i) an officer or an employee, authorized to sign an officer's certificate, of Seller or other Person having officers, submitting a Mortgage File to the Custodian or (ii) the closing attorney for the Mortgage Loan. (The text of any particular Officer's Certificate may be stamped upon a document constituting a portion of a Mortgage File so long as such stamped text is signed by manual or facsimile signature by an officer or an employee authorized to sign an Officer's Certificate.)

     "Person" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Request/Confirmation" shall mean a written confirmation of a Transaction substantially in the form attached as an exhibit to the Repurchase Agreement.

     "Rock Financial Corporation Guide" shall refer to the Rock Financial Corporation origination procedures previously provided in writing to Buyer, as such guide may hereafter from time to time be amended with the written approval of Buyer;

     "Seller" shall have the meaning set forth in the first paragraph of this Agreement.

     "Servicer" shall mean Seller in its capacity as servicer of the Mortgage Loans.

     "Third Person" shall mean a Person other than Seller, Buyer or the Custodian which Person has acquired an interest in any Mortgage Loans from Buyer and continues to have an interest in such Mortgage Loans.

     "Trust Receipt" shall mean an instrument substantially in the form of Exhibit C hereto.

     2. Delivery of Mortgage Files to Custodian.

     (a) Representations of Seller. With respect to each Transaction, Seller represents that it has, prior to the sale of any Mortgage Loans to Buyer pursuant to the Repurchase Agreement, delivered to the Custodian those documents designated in items 1--7 below (to the extent applicable to such Mortgage Loans). All documents delivered to the Custodian shall have been placed by Seller or its representative in an appropriate file folder, properly secured, marked with the name of the Mortgaged Property and the loan number (the "Loan Number") and placed in the same order as referenced in the Loan Schedule.

     (b) By delivery of a Letter of Transmittal, substantially in the form of Exhibit A hereto, Seller will from time to time certify that it has delivered and released to the Custodian the related Mortgage Files for the Mortgage Loans referred to in such Letter of Transmittal and has in its possession the other documents with respect to the Mortgage Loans identified in the mortgage loan schedule attached to the Letter of Transmittal as Schedule 1 (the "Loan Schedule"). The Loan Schedule is the Loan Schedule referred to in the Repurchase Agreement.

     "Mortgage File" means the following documents (all of which together constitute an original mortgage file):

           (1) the original Note, endorsed, "Pay to the order of __________, without recourse" and signed, by facsimile or manual signature, in the name of Seller by an authorized officer. If the Note has been signed by a Person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such Person to sign or a copy of such power of attorney together with an Officer's Certificate certifying that such copy represents a true and correct copy and that such original has been duly recorded in the appropriate records depository for the jurisdiction in which the Mortgaged Property is located. To the extent that there is no room on the face of the Note for endorsements, the endorsement may be contained on an allonge, if the law by which such Note is governed so permits. Such allonge shall be firmly affixed to the Note so as to become a part thereof;

           (2) the original of any loan agreement and guarantee(s) executed in connection with the Note;

           (3) the original Mortgage, with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the recording office, a copy of the original Mortgage together with an Officer's Certificate (which may be a blanket Officer's Certificate of Seller covering all such Mortgage Loans) certifying that the copy is a true copy of the original of the Mortgage which has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located, or a copy of the Mortgage certified by the public recording office in those instances where the original Mortgage has been lost, destroyed or retained by the public recording office; and if the Mortgage has been signed by a Person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such Person to sign or a copy of such power of attorney together with an Officer's Certificate certifying that such copy represents a true and correct copy and that such original has been duly recorded in the appropriate records depository for the jurisdiction in which the Mortgaged Property is located;

           (4) the original Mortgage Assignment assigned in blank for each Mortgage Loan, in form and substance acceptable for recording (except for the name of the assignee) and signed in the name of the last endorsee by an authorized officer;

           (5) the originals of all intervening assignments of mortgage, if any, with evidence of recording thereon or copies thereof certified by the related recording office or, if the original of any such assignment has not yet been returned from the recording office, a copy of the original of any such assignment without evidence of recording thereon together with an Officer's Certificate (which may be a blanket Officer's Certificate of Seller covering all such Mortgage Loans) certifying that the copy is a true copy of the original of any such assignment which has been delivered by a closing attorney, such officer or a title insurance company for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located, or a copy of the intervening assignment certified by the public recording office in those instances where the original recorded intervening assignment has been lost, destroyed or retained by the public recording office;

           (6) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon or, if the original of any such agreement has not yet been returned from the recording office, a copy of the original of any such agreement without evidence of recording thereon together with an Officer's Certificate (which may be a blanket Officer's Certificate of Seller covering all such Mortgage Loans) certifying that the copy is a true copy of the original of any such agreement which has been delivered by a closing attorney, such officer or a title insurance company for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located, or a copy of such agreement certified by the public recording office in those instances where the original recorded agreement has been lost, destroyed or retained by the public recording office.

           (7) as to each Mortgage Loan, (I) the original mortgagee title insurance policy or (ii) if such policy has not been issued, (a) a first lien letter, a written commitment or binder for such policy issued by a title insurer and an officer's certificate of the title insurer certifying that all of the requirements specified in such commitment have been satisfied or (b) a preliminary title report issued by a title insurer in anticipation of issuing a title insurance policy which evidences existing liens and gives a preliminary opinion as to the absence of any encumbrance on title to the Mortgaged Property except liens to be removed on or before purchase by the Mortgagor or which constitute customary exceptions acceptable to lenders generally.

     3. The Custodian's Receipt, Examination and Certification of Mortgage Files and Issuance of Trust Receipt.

     (a) The Custodian shall examine the documents received by it and confirm, as of the date of the Trust Receipt, that on their faces:

           (1) the Note and Mortgage each bears an original signature or signatures purporting to be the signature or signatures of the Person or Persons named as the maker and mortgagor or grantor or, in the case of copies of the Mortgage permitted under Section 2, that such copies bear a reproduction of such signature or signatures;

           (2) (a) the principal amount of the indebtedness secured by the Mortgage is identical to the original principal amount of the Note and the original principal amount on the Loan Schedule; (b) the Note term is the same as set forth on the Loan Schedule; and (c) the initial interest rate on the Note is the same as set forth on the Loan Schedule;

           (3) the Note bears original endorsements, by either manual or facsimile signature, which complete the chain of ownership from the original holder or payee to either the owner of the related Trust Receipt or in blank;

           (4) the original of the Mortgage Assignment and any intervening mortgage assignment bears the original signature purporting to be the signature of the named mortgagee or beneficiary (and any other necessary party, including subsequent assignors) or in the case of copies permitted under Section 2, that such copies bear a reproduction of such signature or signatures and that the Mortgage Assignment and any intervening mortgage assignment complete the chain of title from the originator to Seller and from Seller in blank;

           (5) the power of attorney (if any), as specified in Sections 2(b)(1) and 2(b)(3), (A) bears an original signature purporting to be the signature of the maker of the Note and the mortgagor or grantor of the Mortgage and (B) bears evidence that such power of attorney was recorded in the appropriate records depository for the jurisdiction where the Mortgaged Property is located or, in case of copies permitted under Sections 2(b)(1) and (2)(b)(3), that such copies bear a reproduction of such signatures and such evidence of recordation; and

           (6) if a Note or a Mortgage was executed by an attorney-in-fact, the power of attorney specified in Sections 2(b)(1) and 2(b)(3) is included and conforms to the requirements of such section.

      (b) If the Custodian has determined that all the required documents are included in the Mortgage Files delivered to it and that such related documents on their faces satisfy the requirements enumerated in Sections 3(a)(1) through 3(a)(6) hereof, the Custodian shall (i) sign a copy of the related Letter of Transmittal and return the Letter of Transmittal to Seller, and (ii) remit to Buyer or its designee a Trust Receipt with respect to such Mortgage Files signed by the Custodian. If upon examination of the documents included in any Mortgage File, the Custodian determines that such documents do not satisfy the above requirements, or is unable to confirm that such documents satisfy such requirements, the Custodian shall mark such Mortgage Loan as an exception on its Trust Receipt. Except as set forth in the preceding sentence, the Trust Receipt of the Custodian with respect to each Mortgage File shall be deemed to include a certification that the documents reviewed by the Custodian appear regular on their face and relate to the Mortgage Loan described in the Mortgage File and are in the possession and control of the Custodian. Custodian shall have no responsibility for curing any exception relating to a Mortgage Loan other than notifying Buyer and Seller of Custodian's receipt of documents.

     (c) Under no circumstances shall the Custodian be obligated to verify the authenticity of any signature on any of the documents received or examined by it in connection with this Agreement or the authority or capacity of any person to execute or issue any such document, nor shall the Custodian be responsible for the value, form, substance, validity, perfection, priority, effectiveness or enforceability of any of such documents or of any Mortgage Loan.

     (d) Any provision of this Agreement to the contrary notwithstanding, Seller shall notify the Custodian of the need to examine a Mortgage File and deliver a related Trust Receipt not less than two (2) full Business Days prior to the date on which such Trust Receipt is required to be delivered.

     (e) With respect to any Trust Receipt delivered to Buyer hereunder, the Custodian shall revise its own internal books and records from time to time to reflect its receipt or release of Mortgage Loans under the terms of this Agreement so that the applicable Loan Schedule for any such Trust Receipt shall always accurately reflect the Mortgage Loans held by the Custodian under this Agreement.

     4. Possession of Mortgage Files.

     (a) Possession of Mortgage Files on Behalf of Buyer. Upon payment by Buyer of the Purchase Price, the Custodian shall segregate and retain possession and custody of the Mortgage Files for the exclusive use and benefit of Buyer and as agent and bailee of and custodian for Buyer for all purposes until otherwise notified by Buyer pursuant to subsection (b) hereof. The Custodian shall also make appropriate notations in the Custodian's books and records reflecting that the Mortgage Files are owned by Buyer unless otherwise notified by Buyer pursuant to subsection (b) hereof. The Custodian shall not release any portion of the Mortgage Files to Seller or to any other party without the prior written authorization of the owner of the Trust Receipt.

     (b) Possession of Mortgage Files on Behalf of Third Persons. The Custodian acknowledges that Buyer may transfer its interest in the Mortgage Loans to one or more Third Persons. Upon receipt of written notice from Buyer, substantially in the form of Exhibit B hereto, that Buyer has transferred its interest in the Mortgage Loans identified on a schedule to such notice (the "Notice Loan Schedule") to a Third Person together with the Trust Receipt for amendment of the Schedule attached thereto, the Custodian will promptly issue a Trust Receipt to such Third Person and shall issue an amended Trust Receipt to Buyer, each of which will reflect the transfer of Buyer's interest in certain Mortgage Loans to such Third Person. The notice sent by Buyer to the Custodian shall be in substantially the form of Exhibit B hereto and shall (i) specify the name of the Third Person, (ii) specify the address of the Third Person, which may be an address in care of Buyer and (iii) have attached the Notice Loan Schedule. Upon receipt of any such notice from Buyer, the Custodian shall
(a) segregate and retain possession and custody of the Mortgage Files with respect to the Mortgage Loans in the Notice Loan Schedule as agent and bailee of and custodian for such Third Person, and (b) make appropriate notations in the Custodian's books and records reflecting that the Mortgage Files identified in the Notice Loan Schedule are owned by such Third Person. The Custodian shall segregate and maintain continuous custody of all Mortgage Files for the benefit of the Person to whom it has issued a Trust Receipt. Buyer's agreements with each holder of a Trust Receipt other than an affiliate of Buyer (each such holder, a "Transferee") will specify that the Transferee cannot issue instructions regarding the Mortgage Loans or Mortgage Files unless Buyer has defaulted on Buyer's obligations to such Transferee. Accordingly, the Custodian may not act on requests from a Transferee to withdraw or otherwise dispose of Mortgage Loans unless the Transferee delivers to the Custodian an executed Notice of Default Certificate in the form of Exhibit E hereto. The Custodian shall be entitled to presume conclusively that the Notice of Default Certificate is properly executed and that when delivered to the Custodian an Event of Default exists under Buyer's agreement with its Transferee. Notwithstanding the above, nothing contained in this section shall obligate Custodian to provide the custodial services contemplated pursuant to this Custody Agreement to such Third Person once Custodian has received a Notice of Default

Schedule from such Third Person, provided however, that Custodian shall provide such Third Person with not less than sixty (60) days notice of Custodian's intent to terminate this Custody Agreement subject, in any event, to Section 11 hereof.

     (c) Upon surrender of the Trust Receipt by Buyer to the Custodian, Buyer may issue instructions regarding the Mortgage Loans designated in the applicable Trust Receipt, including instructions to withdraw Mortgage Loans.

     (d) In the event a Trust Receipt is lost, destroyed or otherwise unavailable for surrender to the Custodian, Buyer will present to the Custodian documentation in the form attached as Exhibit F or Exhibit G hereto. Upon receipt by the Custodian of such documentation, Buyer will have the right to issue instructions regarding the Mortgage Loans covered by a Trust Receipt without surrender of the related Trust Receipt.

     (e) The Custodian understands that Buyer may need to examine Mortgage Loans subject to a Trust Receipt on a periodic basis. Such examination shall take place on the premises of the Custodian. Buyer will give the Custodian two
(2) Business Days' notice before Buyer makes an examination. Buyer's agreements with each Transferee will grant Buyer the right to make such examinations.

     (f) The Custodian shall cause to be kept at its office records in the form, scope and substance of a register (the "Custodial Register") in which, subject to such reasonable regulations as it may prescribe, the Custodian shall reflect the ownership of Mortgage Loans as confirmed by Trust Receipts as herein provided. The Custodial Register shall be deemed to contain proprietary information and only Custodian and Buyer shall have access to such information.

     (g) With respect to the repurchase of any Mortgage Loan by Seller from Buyer under the Repurchase Agreement, the interest of any Third Person in any such Mortgage Loan shall automatically terminate simultaneously with the payment to Buyer of the Repurchase Price for such Mortgage Loan under the Repurchase Agreement and any such interest shall be deemed to have been transferred to Buyer as of such time, except with respect to any Mortgage Loans delivered to a Third Person pursuant to the Notice of Default Certificate attached hereto as Exhibit E. Pursuant to the preceding sentence, the interest of any Third Person shall automatically terminate irrespective of whether such Third Person receives the appropriate payment for such Mortgage Loan.

     5. Release of Custodian's Mortgage Files for Servicing. From time to time and as appropriate for the servicing of any of the Mortgage Loans by Seller, the Custodian is hereby authorized, upon written request and receipt of Seller and consent and acknowledgement of Buyer (to the extent required by Exhibit H) in the form of Exhibit H, to release to Seller or its designee the related Mortgage File, or any documents contained therein, set forth in such receipt to Seller; provided that there shall not be more than ten (10) Mortgage Files outstanding to

Seller, or its designee at any one time. All documents so released to Seller or its designee shall be held by it in trust for the benefit of Buyer and Third Persons from time to time. Seller or its designee shall return to the Custodian the Mortgage File or such documents when Seller's need therefor in connection with servicing no longer exists but in no event later than ten (10) Business Days after their release by the Custodian as provided herein. Custodian shall notify Buyer of any Mortgage Files outstanding more than ten
(10) Business Days, but shall not be responsible to actively pursue the return of Mortgage Files not returned within ten (10) Business Days.

     Upon the payment in full of any Mortgage Loan by the mortgagor, and upon receipt by the Custodian of Seller's request for release and acknowledgement by Buyer in the form of Exhibit H, the Custodian shall promptly release the related Mortgage File to Seller.

     Seller agrees that, at the time any request for release of Mortgage Files is made to the Custodian under this Agreement, Buyer shall be so notified and a copy of any written request for release shall be furnished to Buyer by Seller. Upon its receipt of any released Mortgage Files, Seller shall so notify Buyer.

     6. Review and Deposit of Additional Mortgage Loans.

     (a) If, pursuant to the Repurchase Agreement, Seller is required to deliver additional Mortgage Loans to the Custodian to cure a Margin Deficit or if Seller and Buyer agree to cause additional Mortgage Loans to become subject to the Repurchase Agreement ("Additional Mortgage Loans"), the Custodian shall retain possession and custody of the Mortgage Files relating thereto pursuant to Section 4 hereof and, upon receipt and review thereof, shall transmit to Buyer a Trust Receipt that shall supersede any Trust Receipt bearing an earlier date and have attached thereto a complete Loan Schedule revised so as to give effect to the transaction contemplated by such Trust Receipt.

     (b) Two (2) full Business Days prior to the delivery of any Additional Mortgage Loans, Seller will advise the Custodian whether the Custodian will be required to review any Additional Mortgage Loans. Seller undertakes to use its best efforts to make available for review any such Additional Mortgage Loans as soon as is reasonably possible. Upon receipt thereof, the Custodian shall perform its review of the Mortgage Files relating to any Additional Mortgage Loans in the manner contemplated by Section 3 hereof.

     (c) Seller covenants and agrees to provide to the Custodian at the time Seller delivers any Additional Mortgage Loans under this Agreement, and at the time any Mortgage Loans are transferred to Seller pursuant to Section 4(c) hereof, a revised Loan Schedule reflecting current information with respect to all Mortgage Loans subject to the applicable Trust Receipt, after giving effect to the related delivery or transfer.

     7. Waiver by the Custodian. Notwithstanding any other provisions of this Agreement, the Custodian shall not at any time exercise or seek to enforce any claim, right or remedy, including any statutory or common law rights of set-off, if any, that the Custodian might otherwise have against all or any part of a Mortgage File or the proceeds thereof. The Custodian warrants that it currently holds, and during the existence of this Agreement shall hold, no adverse interest, by way of a security interest or otherwise, in any Mortgage Loan.

     8. Right of Inspection by Buyer and Third Persons. Upon reasonable notice to the Custodian (which in no event shall be less than two (2) Business Days notice), the Person or Persons for whom the Custodian is acting as custodian, or their duly authorized representatives, may at any time, during ordinary business hours, inspect and examine the Mortgage Files in the possession and custody of the Custodian at such place or places where such Mortgage Files are deposited.

     9. Custodian's Fees and Expenses. The Custodian hereby acknowledges that Seller has agreed to pay all fees due and owing to, and except as otherwise provided herein, any expenses incurred by the Custodian under this Agreement. The fees due to the Custodian for its services hereunder shall be as set forth in a separate letter agreement between the Custodian and Seller. In addition to the fees referred to in the two foregoing sentences, Seller has agreed to pay all out-of-pocket expenses incurred by the Custodian in connection with the review of each Mortgage File by it or its agent pursuant to the terms of this Agreement and its issuance of a Trust Receipt relating thereto. Neither Buyer nor any Third Person shall have any liability or obligation to pay any such fees or expenses, and the duties of the Custodian hereunder shall be independent of Seller's performance of its obligations to the Custodian in respect of such fees and expenses.

     10. Termination of Agreement. This Agreement shall become effective on and as of the date hereof and shall terminate upon the earlier of (i) the Custodian's receipt of written Notice of Termination signed by the Person or all of the Persons to whom the Custodian has issued Trust Receipts and on whose behalf the Custodian is acting as agent, bailee and custodian, (ii) the removal of all Mortgage Files from the possession of the Custodian pursuant to the instructions of the Person or Persons entitled to request such removal pursuant to this Agreement. The Custodian shall be entitled to rely, and shall be protected in relying, on any such Notice of Termination delivered to it by such Person or Persons and (iii) if such Mortgage Loan is repurchased by Seller from Buyer, the receipt by Buyer of the Repurchase Price for such Mortgage Loan under the Repurchase Agreement. If this Agreement terminates with respect to any Mortgage Loan by operation of clause (i) above, the Custodian shall deliver the related Mortgage File then subject to this Agreement to the Person indicated in the Notice of Termination. If any Mortgage Loan is repurchased by Seller from Buyer pursuant to clause (iii) above, then Buyer shall execute and deliver to the Custodian a document in substantially the form of Exhibit I which confirms the receipt of the Repurchase Price for such Mortgage Loan and the termination and release of all of Buyer's right, title and interest in such Mortgage Loan, and the Custodian upon receipt of such document shall deliver the related Mortgage File for such Mortgage Loan to Seller or such other Person as Seller so directs. Upon such termination the Custodian shall deliver all Mortgage Files then subject to this Agreement to the Person indicated in such Notice of Termination or if no such Person is indicated, then to the Person or Persons to whom the Custodian has issued Trust Receipts and for whom the Custodian is acting on such date and the Custodian shall endorse the Notes without recourse, representation and warranties and execute mortgage assignments pursuant to any instruction by the Person on whose behalf the Custodian is acting as agent and bailee pursuant to this Agreement.

     11. Resignation and Removal of Custodian.

     (a) Resignation. The Custodian shall have the right, with or without cause, to resign as the Custodian under this Agreement upon sixty (60) days' prior written notice to Seller, Buyer and, to the extent of its interest, any Third Person. Following any such resignation, the Custodian shall continue to act as the "Custodian" under this Agreement until it delivers the Mortgage Files to a duly appointed successor Custodian as provided in (c) below, if any, or to any designee specified by Buyer or any Third Person, as applicable.

     (b) Removal. Buyer and, to the extent of its interest, any Third Persons may remove and discharge the Custodian from the performance of its duties under this Agreement, by providing thirty (30) days' written notice to the Custodian, signed jointly by Buyer and any Third Person or Persons with any interest in the Mortgage Loans, as evidenced by the holding of a Trust Receipt, with a copy to Seller. Following any such removal, the Custodian shall continue to act as the "Custodian" under this Agreement until it delivers the Mortgage Files to a duly appointed successor Custodian as provided in (c) below, if any, or to any designee specified by Buyer or any Third Person, as applicable.

     (c) Appointment of Successor Custodian; Transfer of Mortgage Loans. Upon resignation or removal of the Custodian, Buyer and, to the extent of its interest and if permitted by Section 4 hereof, any Third Person shall have 60 days in which to appoint and designate a successor to take possession of their respective Mortgage Files or select one or more designees to take possession thereof. Upon receipt of written direction regarding the foregoing from Buyer and any Third Person with respect to the Mortgage Loans in which they have an interest, as applicable, the Custodian shall deliver all Mortgage Files to the person so designated within 10 Business Days following delivery to the Custodian of such written notice. If a successor Custodian is appointed, the Custodian shall deliver the Mortgage Files in accordance with the written instructions of Buyer and the Third Persons, if any, having interests in the Mortgage Loans to the extent such Third Persons are permitted to take action with respect thereto under Section 4 hereof setting forth the name and address of the successor Custodian. If Buyer and, to the extent of its interest, any such Third Person, fail to jointly designate a successor Custodian or specify one or more designees within such 60-day period, then the Custodian shall deliver possession and custody to Buyer and, if otherwise permitted under
Section 4 hereof, any Third Person, of their respective Mortgage Files, as applicable, at the address specified in the Custodian's records. The Custodian shall, as part of the transfer of the Mortgage Files, deliver the Mortgage Assignment for each Mortgage Loan in recordable form and shall endorse the Note without recourse, representation and warranties in accordance with Buyer's or the applicable Third Person's instructions. Any successor Custodian hereunder shall be a financial institution whose deposits are insured by FDIC, have a net worth of not less than $10,000,000 and shall have secure vault storage facilities located in the States of New York or Michigan or such other State as Buyer and Seller may agree, in which the Mortgage Files are to be retained.

     12. Limitation on Obligations of the Custodian. The Custodian shall have no duties or obligations other than those specifically set forth herein, and no further duties or obligations shall arise by implication or otherwise. The Custodian agrees to use its best judgment and good faith in the performance of such obligations and duties and shall incur no liability to Seller for its acts or omissions hereunder, except as may result from its gross negligence or willful misconduct. In no event shall Custodian be liable, directly or indirectly, for any special or consequencial damages, even if Custodian has been advised of the possibility of such damages. The Custodian shall also be entitled to rely (and shall be protected in relying) upon written advice of its legal counsel and to rely upon any written notice, document, correspondence, request or directive received by it from Buyer, any Third Person (if applicable), or Seller, as the case may be, that the Custodian believes to be genuine and to have been signed or presented by the proper and duly authorized officer or representative thereof, and shall not be obligated to inquire as to the authority or power of any Person so executing or presenting such documents or as to the truthfulness of any statements set forth therein. No provision of this Agreement shall require the Custodian to expend or risk its own funds or otherwise incur financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity is not reasonably assured to it. Seller agrees to indemnify, defend and hold the Custodian harmless from and against any claim, legal action, liability or loss that is initiated against or incurred by the Custodian, including court costs and reasonable attorney's fees and disbursements, and all of the Custodian's other cost, damage or expense incurred in connection with the Custodian's performance of its duties under this Agreement, but excluding any such claim, legal action, liability, loss, cost, damage or expense caused by Custodian's gross negligence or willful misconduct. Custodian shall be under no responsibility or duty with respect to any Mortgage Loans or documents relating thereto once the Mortgage Loan has been delivered by Custodian to Buyer or its designee in accordance with any of the provisions of this Agreement.

     The Custodian shall at its own expense maintain at all times during the existence of this Agreement and keep in full force and effect (a) fidelity insurance, (b) theft and loss of documents insurance, (c) forgery insurance, and (d) errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks which act as the Custodian in similar transactions. The Custodian shall, upon written request, provide to Seller, or to any other Person as Seller shall direct, a certificate signed by an authorized officer of the Custodian certifying that the foregoing insurance policies are in full force and effect. The Custodian shall use its best efforts to ensure that such insurance shall not terminate prior to receipt by Buyer by registered mail of 30 days' prior written notice thereof.

     13. Notices. Any notice, demand or consent required or permitted by this Agreement shall be in writing and shall be effective and deemed delivered only when received by the party to which it is sent. Any such notice, demand or consent shall be delivered in person or transmitted by a recognized private courier service or deposited with the United States Postal Service, certified mail, postage prepaid, return receipt requested, addressed as follows, unless such address is changed by written notice hereunder:

     If to Seller:


     Rock Financial Corporation
     30600 Telegraph Road, 4th Fl.
     Bingham Farms, MI 48025
     Attn:            Mr. Frank Plenskofski
     Telephone:       (810) 258-2300
     Telecopy:        (810) 540-9113


     If to Buyer:

     Bear Stearns Home Equity Trust 1996-1
     c/o Bear Stearns Mortgage Capital Corporation
     245 Park Avenue

     New York, New York  10167
     Attn: Mr. John Garzone
     Telephone:(212) 272-3853
     Telecopy:(212) 272-7803

     If to the Custodian:

     COMERICA BANK
     P.O.Box 75000
     Detroit, Michigan 48275-3226
     Attn:           Ms. Patricia Cvornyeh
     Telephone:      (313) 222-6111
     Telecopy:       (313) 222-9889

     14. No Assignment or Delegation by the Custodian. The Custodian shall not assign, transfer, pledge or grant a security interest in any of its rights, benefits or privileges hereunder nor delegate or appoint any other person to perform or carry out any of its duties, responsibilities or obligations under this Agreement; any act or instrument purporting to effect any such assignment, transfer, pledge, grant, delegation or appointment shall be void.
     15. Controlling Law. This Agreement and all questions relating to validity, interpretation, performance and enforcement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of New York, without regard to any New York or other conflict-of-law provisions.

     16. Agreement for the Exclusive Benefit of Parties. This Agreement is for the exclusive benefit of the parties hereto, and their respective successors and permitted assigns, and shall not be deemed to create or confer any legal or equitable right, remedy or claim upon any other person whatsoever except a Third Person to the extent rights are explicitly conferred on any one or more Third Persons pursuant to this Agreement.

     17. Entire Agreement. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof, including any prior custody agreements. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing signed by Buyer, Seller and the Custodian.

     18. Exhibits. All Exhibits referred to herein or attached hereto are hereby incorporated by reference into, and made a part of, this Agreement.

     19. Indulgences, Not Waivers. Neither the failure nor any delay on the part of a party hereto to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the parties asserted to have granted such waiver.

     20. Titles Not to Affect Interpretation. The titles of sections and subsections contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

     21. Provisions Separable. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other provision or provisions may be invalid or unenforceable in whole or in part.

     22. Representations and Warranties of the Custodian. The Custodian represents, warrants to, and covenants with Buyer that on the date hereof, and on the date of the issuance of any Trust Receipt by the Custodian:

         (1) The Custodian is (i) a Michigan banking corporation duly organized, validly existing and in good standing under the laws of the State of Michigan and (ii) duly qualified and in good standing and in possession of all requisite authority, power, licenses, permits and franchises in order to execute, deliver and comply with its obligations under the terms of this Agreement;

         (2) The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action and the execution and delivery of this Agreement by the Custodian in the manner contemplated herein and the performance of and compliance with the terms hereof by it will not (i) violate, contravene or create a default under any applicable laws, licenses or permits to the best of its knowledge, or
      (ii) violate, contravene or create a default under any charter document or bylaw of the Custodian or to the best of the Custodian's knowledge any contract, agreement, or instrument to which the Custodian or by which any of its property may be bound and will not result in the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its property;

         (3) The execution and delivery of this Agreement by the Custodian and the performance of and compliance with its obligations and covenants hereunder do not require the consent or approval of any governmental authority or, if such consent or approval is required, it has been obtained;

           (4) This Agreement, and the original Trust Receipt issued hereunder, when executed and delivered by the Custodian will constitute valid, legal and binding obligations of the Custodian, enforceable against the Custodian in accordance with their respective terms, except as the enforcement thereof may be limited by applicable debtor relief laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law;

           (5) Custodian does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

           (6) To Custodian's knowledge after due inquiry, there is no litigation pending or threatened which, if determined adversely to Custodian, would adversely affect the execution, delivery or enforceability of this Agreement, or any of the duties or obligations of Custodian thereunder, or which would have a material adverse effect on the financial condition of Custodian;
      23. Limited Role of Trustee; Successor Trustee.

          (a) The execution and delivery of this Agreement by the undersigned Trustee is solely and strictly in its capacity as Trustee under that certain Trust Agreement dated as of March 29, 1996 (the "Trust Agreement") by and between State Street Bank and Trust Company of California, N.A., as Trustee (the "Trustee") and Bear Stearns Mortgage Capital Corporation, as Depositor (the "Depositor"), and not individually, and has been undertaken at the direction of the Depositor. It is hereby expressly acknowledged that any obligations, liabilities, covenants, duties, representations and warranties hereunder are those of Buyer only and not of the Trustee. There shall be no individual or corporate liability against or on the part of the Trustee (or any of its officers, directors or employees) under this Agreement, and there shall be no recourse against the Trustee in its individual or corporate capacity (or any of its directors, officers or employees), or against any of its properties or assets, for recovery of or as a result of any claim, debt, liability or obligation (whether of payment or performance) of or against Buyer under or pursuant to this Agreement (whether arising out of or relating to any covenant, agreement, representation or warranty, or otherwise). Recourse against Buyer for any claims, liabilities, debts or obligations under this Agreement is limited to the trust established by the Trust Agreement. Bear Stearns Mortgage Capital Corporation, as the depositor and owner of 100% of the equity of the trust established under the Trust Agreement, is liable for all fees, expenses, taxes, indemnity payments and other liabilities of the trust.

          (b) It is hereby acknowledged that the rights and remedies of Buyer under or pursuant to this Agreement shall automatically be transferred to and vest in any successor trustee under the Trust Agreement, in the event of the resignation or removal of the Trustee as trustee thereunder.

     24. Counterparts. For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterpart shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

     IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date set forth above.

                             ROCK FINANCIAL CORPORATION


                             By:   /s/
                                  ------------------------------
                             Name:
                             Title:

                             COMERICA BANK
                             as Custodian


                             By:   /s/
                                  ------------------------------
                             Name:
                             Title:

                                 BEAR STEARNS HOME EQUITY TRUST
                                  1996-1


                                 By:  State Street Bank and Trust
                                        Company of California, N.A.,
                                        as Trustee solely and not
                                        individually


                             By:   /s/
                                  ------------------------------
                             Name:
                             Title:

                                                                       EXHIBIT A


                             LETTER OF TRANSMITTAL



To:  COMERICA BANK                              From: Rock Financial Corporation
     [Address]                                        [Address]



     Pursuant to the Custody Agreement dated as of March 26, 1996 the "Custody Agreement") among COMERICA BANK (the "Custodian"), Rock Financial Corporation ("Seller"), and Bear Stearns Home Equity Trust 1996-1, Seller hereby delivers to you (i) the documents described below in connection with the Mortgage Loans identified on the attached schedule and (ii) an updated Loan Schedule identifying each Mortgage Loan in your custody (including the Mortgage Loans referred to in clause (i) above).

     We understand that the list set forth below indicates in summary fashion the materials for transmittal; it is not intended to describe fully all the required characteristics of each item. We further understand that each item sent to the Custodian must comply with the applicable requirements of the Custody Agreement, and that all required documents must be delivered together before the Custodian will accept the Mortgage Loans.

     With respect to each of the Mortgage Loans referred to in clause (i) above, Seller has delivered, to the extent required by the Custody Agreement, the following documents:

Section 2

(1)   Letter of Transmittal (original and one copy)
(2) Original Note (endorsed in blank), including all intervening endorsements Power of Attorney (if applicable)
(3) Original of any loan agreement and guarantee executed in connection with the Notes, if applicable
(4)   Mortgage
               original, or
               Conformed Copy, together with the appropriate certificate
(5)   Assignment of Mortgage in blank
               original, or
               Conformed Copy, together with the appropriate certificate

(6) Intervening Mortgage Assignment, if any original, or
        Conformed Copy, together with the appropriate certificate
(7) originals of all assumption, modification, consolidation or extension agreements
(8) Lender's Title Insurance Policy
        original, or
        Written commitment issued by the title insurance company, together with the appropriate certificate, or
        Preliminary Title Report
(9) other.



Submitted                                     The Custodian acknowledges
By:_____________________________              receipt of the documents
                                              referred to and agrees to
Date: __________________________              hold and retain possession
                                              thereof pursuant to the
Telephone Number:_______________              terms of the Custody
                                              Agreement.

                                              COMERICA BANK, as Custodian

                                              By:______________________
                                              Name:
                                              Title:

                                                                       EXHIBIT B


                            NOTICE TO THE CUSTODIAN



TO:      COMERICA BANK, as Custodian

FROM:    Bear Stearns Home Equity Trust 1996-1

DATE:____________________


     Pursuant to the Custody Agreement dated as of March 26, 1997, among Rock Financial Corporation, Bear Stearns Home Equity Trust 1996-1 and COMERICA BANK, as Custodian ("Custody Agreement"), the undersigned hereby notifies you that it has transferred its interest in the Mortgage Files with respect to the Mortgage Loans identified in the mortgage loan schedule attached hereto (the "Notice Loan Schedule") to [TRANSFEREE NAME AND ADDRESS].

     Included with this notice is the original Trust Receipt for amendment of the Loan Schedule attached thereto. Capitalized terms used herein without definition are as defined in the Custody Agreement.

                             BEAR STEARNS HOME EQUITY TRUST
                              1996-1

                            By:  State Street Bank and Trust
                                     Company of California, N.A.,
                                     as Trustee


                            By:________________________________
                            Name:
                            Title:


[Name of transferee] hereby acknowledges that (i) the Mortgage Loans listed on the Notice Loan Schedule are being held for it by the Custodian pursuant to the terms of the Custody Agreement, (ii) it agrees to be bound by the Custody Agreement, (iii) the Custodian shall not comply with the request of a Third Person to deliver
Mortgage Files unless
such Third Person has delivered to the
Custodian an executed Notice of Default
Certificate and (iv) it is responsible for payment of any fees and expenses of the Custodian incurred in connection with the issuance of periodic reports to it or in complying with its requests.
[NAME OF TRANSFEREE]

By:  ______________________________
Name:  ____________________________
Title:  ___________________________

cc:  Rock Financial Corporation

                                                                       EXHIBIT C


                                 TRUST RECEIPT

                                     [Date]

Bear Stearns Home Equity Trust 1996-1




   Re: Custody Agreement dated as of March 26, 1997, among Rock Financial Corporation, Bear Stearns Home Equity Trust 1996-1 and COMERICA BANK, as Custodian


Gentlemen:

     In accordance with the provisions of Paragraph 3 of the above-referenced Custody Agreement (the "Custody Agreement"), the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan described in the Loan Schedule, a copy of which is attached hereto, it has reviewed the Mortgage File and has determined that, except as set forth on the Exception Report attached hereto,
(i) all documents required to be delivered to it pursuant to the Custody Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, and (iii) based on its examination of the foregoing documents, such documents on their face satisfy the requirements set forth in Sections 3(a)(1) through 3(a)(6) of the Custody Agreement.

     The Custodian hereby confirms that it is holding each such Mortgage File as agent and bailee of and custodian for and for the exclusive use and benefit of Bear Stearns Home Equity Trust 1996-1 ("BS Trust") or its transferee pursuant to the terms of the Custody Agreement.

     This Trust Receipt is not a negotiable instrument. BS Trust may, however, transfer this receipt by a special endorsement to one other party. The party that takes this receipt from BS Trust or its affiliate by special endorsement may only transfer this receipt by a second endorsement in BS Trust's or its affiliate's favor.

     The Custodian will accept and act on instructions with respect to the Mortgage Loans only upon surrender of this receipt at its Corporate Trust Office, [ADDRESS], Attention: _________________. If the receipt has been endorsed and is held by a Person other than BS Trust or one of its affiliates, we will accept and act on instructions from the endorsee only if the attached Notice of Default Certificate is executed and delivered to us stating that an Event of Default has occurred under a repurchase agreement relating to this Trust Receipt between BS Trust and the endorsee.

     All initially capitalized terms used herein shall have the meanings ascribed to them in the above-referenced Custody Agreement.

                                     COMERICA BANK,
                                      as Custodian


                                     By:________________________________
                                     Name:
                                     Title:

                                                                       EXHIBIT D

                             NOTICE OF TERMINATION

                                     [date]



  TO:     COMERICA BANK, as Custodian

  FROM:   Bear Stearns Home Equity Trust 1996-1
          [and, one or more Third Persons, if applicable]

  DATE:____________________


     You are hereby notified that the Custody Agreement, dated as of 26, 1997, among Rock Financial Corporation, Bear Stearns Home Equity Trust 1996-1 and COMERICA BANK as Custodian, is terminated pursuant to Section 10 of such Agreement and you are instructed to deliver all property in your possession with respect to such Agreement to [the undersigned Person or Persons as their interests in the Mortgage Loans appear on your records].

                    BEAR STEARNS HOME EQUITY TRUST
                     1996-1

                    By:  State Street Bank and Trust
                            Company of California, N.A.,
                            as Trustee

                    By:________________________________
                    Name:
                    Title:

                    [_________________________________]

                    By:________________________________
                    Name:
                    Title:



cc:  Rock Financial Corporation

                                                                       EXHIBIT E

                         NOTICE OF DEFAULT CERTIFICATE


                                                       _____________, 199__


COMERICA BANK,
     as Custodian
[ADDRESS]


Gentlemen:

     As the transferee of a Trust Receipt for certain Mortgage Loans, which Trust Receipt is attached hereto, we hereby notify you that an event of default has occurred under our agreement with ________________________ and we are entitled to receive the Mortgage Loans subject to the aforementioned Trust Receipt.

                                     [_________________________________]


                                     By:________________________________
                                     Name:
                                     Title:


Notice Received by Custodian
on [Date]:


By:________________________________
Title:
Date:

                                                                       EXHIBIT F


COMERICA BANK,
     as Custodian
[ADDRESS]


      Re:  Custody Agreement dated as of March 26, 1997, among
           Rock Financial Corporation, Bear Stearns Home Equity Trust 1996-1 and COMERICA BANK, as Custodian

Gentlemen:

     On [date] you issued a trust receipt in the name of BS Trust evidencing entitlement to the Mortgage Loans described on Schedule A hereto and held by you as Custodian. You issued that receipt pursuant to our agreement with Rock Financial Corporation dated as of March 26, 1997. The trust receipt has been [lost, destroyed, etc.]. Every effort was made to recover the receipt; those efforts were unsuccessful. It is, therefore, now unavailable for surrender to you.

     At the time of its [loss, destruction, etc.], the receipt was held by us under [the terms of original issue, special endorsement]. Since its [issuance, endorsement] to us, we have not sold, assigned, transferred, pledged or otherwise granted an interest in the trust receipt that has not been released prior to the date hereof. Accordingly, this letter authorizes you to act on our instructions regarding such Mortgage Loans without surrender of the receipt to you.

     We hereby agree to indemnify and hold you harmless against any loss, liability or expense that you may incur as a result of acting on our instructions regarding such Mortgage Loans without our surrender of the receipt to you, excluding, however, any such loss, liability or expense caused by your gross negligence or willful misconduct.

     If the trust receipt is ever recovered by us, we will immediately notify you, cancel the receipt and surrender the receipt to you.

                             BEAR STEARNS HOME EQUITY TRUST
                               1996-1

                             By:  State Street Bank and Trust
                                     Company of California, N.A.,
                                     as Trustee


                             By:________________________________
                             Name:
                             Title:

                                                                       EXHIBIT G


COMERICA BANK,
     as Custodian
[ADDRESS]

      Re:  Custody Agreement dated as of March 26, 1997, among
           Rock Financial Corporation, Bear Stearns Home Equity Trust 1996-1 and COMERICA BANK, as Custodian

Gentlemen:

     On [date] you issued a trust receipt in the name of Bear Stearns Home Equity Trust 1996-1 ("BS Trust") evidencing entitlement to the Mortgage Loans described on Schedule __ hereto and held by you in the name of ____________________, as Custodian. You issued that receipt pursuant to our agreement with Rock Financial Corporation dated as of March 26, 1997. The trust receipt has been [lost, destroyed, etc.]. Every effort was made to recover the receipt; those efforts were unsuccessful. It is, therefore, now unavailable for surrender to you.

     At the time of its [loss, destruction, etc.], the receipt was held by [name of transferee] under a special endorsement by us. We have attached to this letter a special endorsement, from [name of transferee] conveying to us its interest in the trust receipt and authorizing us to issue instructions regarding the Mortgage Loans subject thereto without surrender of the receipt. [name of transferee] has represented to us that it has not sold, assigned, transferred, pledged or otherwise granted an interest in the trust receipt to any party other than BS Trust. Accordingly, this letter authorizes you to act on our instructions regarding such Mortgage Loans without surrender of the receipt to you.

     We hereby agree to indemnify and hold you harmless against any loss, liability or expense that you may incur as a result of acting on our instructions regarding such Mortgage Loans without our surrender of the receipt to you, excluding, however, any such loss, liability or expense caused by your gross negligence or willful misconduct.

     If the trust receipt is ever recovered by us, we will immediately notify you, cancel the receipt and surrender the receipt to you.

                             BEAR STEARNS HOME EQUITY TRUST
                               1996-1

                             By:  State Street Bank and Trust
                                    Company of California, N.A.,
                                    as Trustee



                             By:  ___________________________
                             Name:
                             Title:

                                                                       EXHIBIT H

                        REQUEST FOR RELEASE OF DOCUMENTS

To:  COMERICA BANK,
       as Custodian
     [ADDRESS]

      Re:  Custody Agreement dated as of March 26, 1997, among
           Rock Financial Corporation, Bear Stearns Home Equity Trust 1996-1 and COMERICA BANK, as Custodian

           In connection with the administration of Mortgage Loans held by you as Custodian for Buyer and Third Persons from time to time pursuant to the above-referenced Custodial Agreement, we hereby request the release, and acknowledge receipt, of the [specify documents] [related Mortgage Files] for the Mortgage Loans described in the attached Loan Schedule, for the reason indicated.

Mortgagor's Name Address and Zip Code:

Mortgage Loan Number:

Reason for Requesting Documents (check one):

25. Mortgage Loan paid in full. (The Custodian shall delete the Mortgage Loan from the applicable Loan Schedule and send the amended Loan Schedule to Buyer and any related Third Person.)


26. Repurchase of Mortgage Loan pursuant to the Repurchase Agreement. (The Custodian shall delete the Mortgage Loan from the applicable Loan Schedule and send the amended Loan Schedule to Buyer and any related Third Person.)

27. Delivery of substituted Mortgage Loan. (The Custodian is hereby authorized to delete the Mortgage Loan from the applicable Loan Schedule attached hereto and send the amended Loan Schedule to Buyer and any related Third Person.)

28.  Mortgage Loan liquidated by                 .  (The Custodian is hereby
     authorized to delete the Mortgage Loan from the applicable Loan Schedule attached hereto and send the amended Loan Schedule to Buyer and any related Third Person.)

29.  Mortgage Loan in foreclosure or otherwise released for servicing.

If box 1, 2, 3 or 4 above is checked, and if all or part of the Mortgage Files were previously released to Seller, please release to Seller its previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Mortgage Loan.

     If box 5 above is checked, upon the return of all of the above documents to you as the Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

     Seller understands and agrees that all documents delivered to Seller or its subservicer pursuant to this request for release (other than with respect to Items 1-4) shall be returned to the Custodian no later than twenty-one (21) days from the date hereof. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Custody Agreement.

                                  ROCK FINANCIAL CORPORATION


                                  By:_______________________
                                  Name______________________
                                  Title_____________________
                                  Date:_____________________

Acknowledged and Agreed:

BEAR STEARNS HOME EQUITY TRUST
     1996-1

By:  State Street Bank and Trust
        Company of California, N.A.,
        as Trustee

(Required if documentation relating to more than three (3) Mortgage Files are outstanding or the release of a Note or Mortgage Assignment is requested.)


By:________________
Name:______________
Title:_____________
Date:______________

Acknowledgement of documents returned to the Custodian, for the reasons listed in item 5:

COMERICA BANK
as Custodian


By:_______________________
Name:_____________________
Title:____________________
Date:_____________________

                                                                       EXHIBIT I


                       CONFIRMATION OF RESALE AND RECEIPT



To:          COMERICA BANK, as Custodian
             ROCK FINANCIAL CORPORATION, as Seller

Date:  ________, 199__

Re:  Custody Agreement, dated as of March 26, 1997, among Bear Stearns
     Home Equity Trust 1996-1 (the "Buyer"), Rock Financial Corporation (the "Seller") and COMERICA BANK, as custodian thereunder

     Buyer hereby:


     30. Acknowledges receipt of $______________ in immediately available funds on behalf of Seller;

     (b) Acknowledges that the funds referred to in clause (a) above constitute sufficient consideration under the terms of the Master Repurchase Agreement, dated as of March 26, 1997, among Buyer and Seller, for the release by Buyer of its interest in the Mortgage Loans listed on Schedule A hereto;

     (c) Confirms that it has released to Seller all of its right, title and interest in and to the Mortgage Loans listed on Schedule A hereto; and

     (d) Confirms that it has not granted or created any interest in the Mortgage Loans listed on Schedule A hereto other than interests that have been fully discharged or satisfied on or prior to the date hereof.

Dated:  ___ _, 199_               BEAR STEARNS HOME EQUITY TRUST

                                         By:  Bear Stearns Mortgage Capital
                                                     Corporation, as agent


                                         By:_______________________________
                                         Name______________________________
                                         Title_____________________________